Exhibit 99.1

MOVING FORWARD.

Supplemental Financial Information

WEINGARTEN REALTY

Quarter Ended
December 31, 2013

Table of Contents	Page
Quarterly Earnings Press Release	i - iv
Company Information	1

Financial Summary
Condensed Consolidated Statements of Income	3
Condensed Consolidated Balance Sheets	4
Funds From Operations	5
Supplemental Income Statement Detail	6
Supplemental Balance Sheet Detail	7
Capitalization and Debt Coverage Ratios	8
Guidance	9

Investment Activity
New Development Properties	11
Land Held for Development	12
Disposition and Acquisition Summary	13
Capital Expenditures	14

Summary of Debt
Debt Information	16
Schedule of Maturities	17

Joint Ventures
Unconsolidated Joint Venture Financial Statements at 100%	19
Unconsolidated Joint Venture Financial Statements at Pro rata Share	20
Investments in Unconsolidated Real Estate Joint Ventures & Partnerships	21
Unconsolidated Joint Venture Mortgage Debt Information	22

Portfolio Summary
Tenant Diversification by Percent of Rental Revenues	24
Portfolio Operating Information	25 - 26
Total Net Operating Income by Geographic Region	27

Property Listing
Summary Property Listing	29
Property Listing	30 - 40

Other Topics of Interest
Ground Lease Summary	42

Corporate Profile

Weingarten Realty Investors is a real estate investment trust organized under the Texas Business Organizations Code that, through its predecessor entity, began the ownership and development of shopping centers and other commercial real estate in 1948. As of December 31, 2013, we owned or operated under long-term leases, interests in 270 properties which are located in 21 states that span the United States from coast to coast. These properties represent approximately 49.9 million square feet of which our interests in these properties aggregated approximately 30.4 million square feet of leasable area. Our properties were 94.8% leased as of December 31, 2013, and historically our portfolio occupancy rate has never been below 90%.

www.weingarten.com

2600 Citadel Plaza Drive
P.O. Box 924133
Houston, Texas 77292-4133

NEWS RELEASE

Information: Michelle Wiggs, Phone: (713) 866-6050

WEINGARTEN REALTY CONTINUES PORTFOLIO TRANSFORMATION AND INCREASES DIVIDEND BY 6.6%

Houston, February 13, 2014 --- Weingarten Realty (NYSE: WRI) announced today the results of its operations for the fourth quarter and full year ended December 31, 2013.

Fourth Quarter Operating and Financial Highlights

•	Recurring Funds from Operations (“FFO”) was $0.48 per diluted share;

•	Continued progress of the portfolio transformation with $85.3 million of high quality acquisitions and $38.6 million of non-core dispositions;

•	Same Property Net Operating Income (“NOI”) increased by 3.0% over the fourth quarter of the prior year and 4.2% over the full year 2012;

•	Occupancy improved to 94.8% during the fourth quarter, up from 93.6% in the fourth quarter of last year; and

•	The Board of Trust Managers increased the common dividend per share 6.6% to $0.325 per quarter or $1.30 on an annualized basis.
Financial Results
The Company reported net income attributable to common shareholders of $47.2 million or $0.38 per diluted share (hereinafter “per share”) for the fourth quarter of 2013, as compared to $42.9 million or $0.35 per share for the same period in 2012. For the full year 2013, the Company reported net income of $184.1 million or $1.50 per share compared to $109.2 million or $0.90 per share for the full year 2012. Included in net income for 2013 were, on a per share basis, gains on the sale of properties and partnership interests of $0.90, a gain on acquisition of $0.16 and the write off of an above market debt intangible of $.07. Offsetting these amounts were redemption costs on preferred shares of $0.15 and a non-cash deferred tax provision of $0.06 related to the gain on acquisition. Included in 2012 were gains on the sale of properties and partnership interests of $0.69 per share, offset by non-cash impairments of $0.28 per share.

i

Recurring FFO for the fourth quarter of 2013 was $0.48 per share or $59.5 million. For the same quarter last year, Recurring FFO was $0.47 per share or $58.6 million. This increase in Recurring FFO per share over the prior year was primarily due to the Company’s acquisition and new development programs, increased operating income from the existing portfolio and reduced interest expense due to favorable refinancing transactions offset by the cost of the sale of non-core assets of $0.03 per share. Recurring FFO for the full year 2013 was $243.1 million or $1.96 per share compared to $229.4 million or $1.86 per share for 2012. This increase in Recurring FFO was also primarily due to the Company’s acquisitions, new development programs, improvements in the existing portfolio and reduced interest expense offset by the cost of repositioning the portfolio through non-core asset sales of $0.17 per share.
For the current quarter, Reported FFO was $51.9 million or $0.42 per share compared to $57.0 million or $0.46 per share for 2012. Included in Reported FFO for the fourth quarter of 2013 was a non-cash deferred tax provision of $0.06 related to a gain on acquisition. For the full year ended December 31, 2013, Reported FFO was $224.5 million or $1.81 per share compared to $223.8 million or $1.82 per share for 2012.
A reconciliation of net income to both Reported and Recurring FFO is shown on the attached financial statement page and is also shown on page 5 of the supplemental package.
Operating Results
Same Property NOI during the fourth quarter increased by 3.0% versus a year ago. These results are primarily driven by leases that were previously signed but commenced during the quarter. Occupancy increased to 94.8% in the fourth quarter, an increase of 40 basis points over the prior quarter and 120 basis points over the same quarter of 2012. Occupancy of spaces less than 10,000 square feet increased to 89.0% from 88.2% in the prior year.
The Company produced solid leasing results again during the fourth quarter with 331 new leases and renewals totaling 1.1 million square feet and representing $20.3 million of annual revenue. The 331 transactions were comprised of 119 new leases and 212 renewals, representing annual revenues of $8.4 million and $11.9 million, respectively. The average rental rate increase on new leases and renewals signed during the quarter was 6.8% with rental rates on just new leases up a solid 13.1%.
“With two consecutive years of 4.2% increases in Same Property NOI, rental rates on new leases up 12.7% for the year and occupancy nearing 95%, it is clear that the transformation of our portfolio is paying dividends. These accomplishments are a testament to the strength of our quality portfolio and the exceptional efforts of our associates,” said Johnny Hendrix, Executive Vice President and Chief Operating Officer.
Portfolio Transformation Through Capital Recycling
As previously announced, the Company sold $38.6 million of assets during the fourth quarter. This consisted of two shopping centers, the Company’s share of a center held in a partnership and a land parcel. For the full year 2013, the Company sold 33 assets, including 24 non-core shopping centers, three industrial buildings and six land parcels, comprising 3.9 million square feet for $278.3 million. Subsequent to quarter-end the Company sold two additional shopping centers for $55.6 million and received notice from the holder of the ground leases at The Village Arcade in Houston, Texas of their intent to exercise their purchase option under the ground lease. This transaction is expected to close in the second half of 2014. Since 2008, the Company has completed $2.3 billion in dispositions.
During the fourth quarter the Company acquired Mueller Regional Retail Center in Austin, Texas. Mueller is a 350,000 square foot power center anchored by Home Depot, Marshalls, Bed Bath & Beyond and PetSmart. Additionally, the Company added to its investment at Queen Ann Marketplace in Seattle, Washington by purchasing the 15,034 square foot condominium interest for the Bartell Drugs store. This property is owned in a joint venture with Bouwinvest, where the Company owns 51%. The Company’s share of acquisition activity for the fourth quarter and full year totaled $85.3 million and $174.6 million, respectively.
In addition to the ongoing acquisition and disposition activity described above, the Company completed two transactions with joint venture partners in the fourth quarter and an additional joint venture transaction subsequent to year-end. These transactions will have an immaterial impact on future earnings, but will simplify our financial structure, creating better balance sheet clarity.
First, the Company reported that it closed on a multi-property transaction with affiliates of Miller Real Estate Investments in Denver, Colorado, essentially completing the dissolution of this relationship. The Company reported that it received the remaining 50% interest in River Point at Sheridan (two consolidated joint ventures), cash, the repayment of a note receivable and a small building in Salt Lake City, Utah in exchange for the Company’s interest in two unconsolidated venture properties, Alpine Valley Center and 300 West, both in Salt Lake City. River Point is a 519,000 square foot power center anchored by Target and Costco who own their own facilities. The center is also anchored by Regal Cinema, Michaels and Tuesday Morning. This project includes 16.4 acres available for future development.
In the second transaction, the Company purchased control of both phases of a grocery anchored shopping center in Apple Valley, California (Jess Ranch Marketplace and Jess Ranch Phase III). The center totals over 502,000 square feet and is anchored by Winco Foods, who owns their own facility, 24 Hour Fitness, Cinemark Theaters, Bed Bath & Beyond, Ulta Salon, PetSmart and others.
In January of 2014, the Company completed the dissolution of its consolidated joint venture with the Hines Retail REIT (“Hines”), where the Company owned a 30% interest in 13 properties. The transaction was completed through the distribution of five properties to the Company and eight properties to Hines. The Company will continue to lease and manage the properties owned by Hines.
These three joint venture transactions will not materially change the Company’s 2014 Funds from Operations, but clarifies and simplifies its balance sheet.
During the year, the Company also redeployed capital into existing new development projects, investing $13.2 million for the year.

Additional disclosure on specific properties impacted by the transactions noted above and ground lease commitments are detailed on page 13 and 40 of the supplemental package, respectively.
“We are extremely pleased with the continued transformation of the portfolio that occurred during the fourth quarter and its contribution to our outstanding operating metrics. While our growth in Recurring Funds from Operations was a reasonable 5.4% year over year, it was clearly muted by the $0.17 per share decrease due to our disposition program,” said Drew Alexander, President and Chief Executive Officer.
Balance Sheet
In October, the Company closed on the sale of $250 million of 4.45% notes due in January 2024. The notes were priced at a slight discount yielding 4.50%. The proceeds from the transaction were used to pay down all amounts outstanding under the Company’s $500 million revolving credit facility with the remainder invested in short-term instruments. This transaction effectively pre-funded the majority of the Company’s $285 million of January 2014 debt maturities, which were repaid subsequent to year-end.
“With the repayment of the $285 million in January, we now have less than $100 million of debt maturing in the remainder of 2014. We also expect to exercise our option to call $100 million of 8.1% bonds that would otherwise mature in 2019. With these transactions, our maturity schedule is in excellent shape,” said Steve Richter, Executive Vice President and Chief Financial Officer.
Dividend
On February 13, 2014, the Board of Trust Managers declared an increase in the common dividend to $0.325 per share for the first quarter of 2014. This represents a 6.6% increase resulting in an annualized dividend of $1.30 per share. The dividend is payable in cash on March 14, 2014 to shareholders of record on March 6, 2014.
The Board of Trust Managers also declared dividends on the Company’s 6.50% Series F Cumulative Redeemable Preferred Shares (NYSE:WRIPrF) of $0.40625 per share for the quarter payable on March 14, 2014 to shareholders of record on March 6, 2014.
Recurring FFO Guidance
The Company’s full year Recurring FFO guidance remains in the range of $1.95 to $2.01 per share. Our specific guidance on dispositions did not include the two properties that closed subsequent to year-end or the pending Village Arcade ground lease transaction. Accordingly, we are raising our disposition guidance from a range of $200 million to $300 million to a range of $300 million to $400 million. All other guidance remains unchanged. Please refer to the full list of guidance information found on page 9 of the supplemental package.

Conference Call Information
The Company also announced that it will host a live webcast of its quarterly conference call on February 14, 2014 at 10:00 a.m. Central Time. The live webcast can be accessed via the Company’s website at www.weingarten.com. Alternatively, if you are not able to access the call on the web, you can listen live by phone by calling (888)-771-4371 (conference ID # 35533138). A replay and will be available through the Company’s web site starting approximately two hours following the live call.
About Weingarten Realty Investors
Weingarten Realty Investors (NYSE: WRI) is a shopping center owner, manager and developer. At December 31, 2013, the Company owned or operated under long-term leases, either directly or through its interest in real estate joint ventures or partnerships, a total of 270 properties which are located in 21 states spanning the country from coast to coast. These properties represent approximately 49.9 million square feet of which our interests in these properties aggregated approximately 30.4 million square feet of leasable area. To learn more about the Company’s operations and growth strategies, please visit www.weingarten.com.
Forward-Looking Statements
Statements included herein that state the Company’s or Management’s intentions, hopes, beliefs, expectations or predictions of the future are “forward-looking” statements within the meaning of the Private Securities Litigation Reform Act of 1995 which by their nature, involve known and unknown risks and uncertainties. The Company’s actual results, performance or achievements could differ materially from those expressed or implied by such statements. Reference is made to the Company’s regulatory filings with the Securities and Exchange Commission for information or factors that may impact the Company’s performance.

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Weingarten Realty Investors
Company Information

Corporate Office

2600 Citadel Plaza Drive
P. O. Box 924133
Houston, TX 77292-4133
713-866-6000
www.weingarten.com

Stock Listings

New York Stock Exchange:
Common Shares	WRI
Series F Preferred Shares	WRI-PF
8.1% 2019 Notes	WRD

Forward-Looking Statements
This supplement, together with other statements and information publicly disseminated by us, contain forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, or the Securities Act, and Section 21E of the Securities Exchange Act of 1934, as amended, or the Exchange Act. We intend such forward-looking statements to be covered by the safe harbor provisions for forward-looking statements contained in the Private Securities Litigation Reform Act of 1995 and include this statement for purposes of complying with these safe harbor provisions. These forward-looking statements relate to the company’s intentions, beliefs, expectations or projections of the future. It is important to note that the company’s actual results could differ materially from those projected in such forward-looking statements. Factors which may cause actual results to differ materially from current expectations include, but are not limited to: (i) disruptions in financial markets, (ii) general economic and local real estate conditions, (iii) the inability of major tenants to continue paying their rent obligations due to bankruptcy, insolvency or general downturn in their business, (iv) financing risks, such as the inability to obtain equity, debt, or other sources of financing on favorable terms, (v) changes in governmental laws and regulations, (vi) the level and volatility of interest rates, (vii) the availability of suitable acquisition opportunities, (viii) the ability to dispose properties, (ix) changes in expected development activity, (x) increases in operating costs, (xi) tax matters, including failure to qualify as a real estate investment trust, and (xii) investments through real estate joint ventures and partnerships, which involve risks not present in investments in which we are the sole investor. Accordingly, there is no assurance that our expectations will be realized.

Non-GAAP Disclosures
The National Association of Real Estate Investment Trusts (“NAREIT”) defines funds from operations (“FFO”) as net income (loss) attributable to common shareholders computed in accordance with generally accepted accounting principles (“GAAP”), excluding extraordinary items and gains or losses from sales of operating real estate assets and interests in real estate equity investments, plus depreciation and amortization of operating properties and impairment of depreciable real estate and in substance real estate equity investments, including our share of unconsolidated real estate joint ventures and partnerships. We calculate FFO in a manner consistent with the NAREIT definition. Management uses FFO as a supplemental measure to conduct and evaluate our business because there are certain limitations associated with using GAAP net income by itself as the primary measure of our operating performance. Historical cost accounting for real estate assets in accordance with GAAP implicitly assumes that the value of real estate assets diminishes predictably over time. Since real estate values instead have historically risen or fallen with market conditions, management believes that the presentation of operating results for real estate companies that uses historical cost accounting is insufficient by itself. There can be no assurance that FFO presented by us is comparable to similarly titled measures of other REITs. FFO should not be considered as an alternative to net income or other measurements under GAAP as an indicator of our operating performance or to cash flows from operating, investing or financing activities as a measure of liquidity. FFO does not reflect working capital changes, cash expenditures for capital improvements or principal payments on indebtedness.

Financial Summary

Weingarten Realty Investors
Condensed Consolidated Statements of Income
(in thousands, except per share amounts)

	Three Months Ended December 31,		Twelve Months Ended December 31,
	2013	2012	2013	2012	2011	2010	2009
Revenues:
Rentals, net	$125,568	$116,578	$485,829	$445,696	$418,938	$412,455	$424,650
Other	2,615	2,969	11,896	11,208	13,678	10,763	14,960
Total	128,183	119,547	497,725	456,904	432,616	423,218	439,610
Expenses:
Depreciation and amortization	40,411	34,968	149,493	129,500	119,933	114,184	112,259
Operating	26,470	23,129	98,380	89,902	81,916	82,886	80,570
Real estate taxes, net	15,049	13,094	58,502	52,699	50,250	47,924	52,963
Impairment loss	—	—	2,579	9,585	49,671	33,317	34,983
General and administrative	6,559	7,444	25,371	28,538	25,461	24,927	25,849
Total	88,489	78,635	334,325	310,224	327,231	303,238	306,624
Operating Income	39,694	40,912	163,400	146,680	105,385	119,980	132,986
Interest Expense, net	(28,122)	(24,974)	(97,444)	(106,800)	(130,478)	(135,664)	(146,139)
Interest and Other Income, net	1,898	1,262	7,685	6,047	5,059	9,818	11,418
Gain on Sale and Acquisition of Real Estate Joint Venture and Partnership Interests	22,071	8,641	33,670	14,203	—	—	—
Equity in Earnings (Losses) of Real Estate Joint Ventures and Partnerships, net (a)	20,645	5,157	35,112	(1,558)	7,834	12,889	5,548
Gain on Acquisition	—	—	—	1,869	—	—	—
(Loss) Gain on Redemption of Convertible Senior Unsecured Notes	—	—	—	—	—	(135)	25,311
Gain on Land and Merchant Development Sales	—	—	—	—	—	—	3,851
(Provision) Benefit for Income Taxes	(7,302)	412	(7,051)	70	(2)	291	(5,871)
Income (Loss) from Continuing Operations	48,884	31,410	135,372	60,511	(12,202)	7,179	27,104
Operating Income from Discontinued Operations	1,719	4,525	9,819	22,287	16,989	40,961	67,141
Gain on Sale of Property from Discontinued Operations	2,977	18,865	119,203	68,619	10,648	1,093	56,537
Income from Discontinued Operations	4,696	23,390	129,022	90,906	27,637	42,054	123,678
Gain on Sale of Property	192	175	762	1,004	1,304	2,005	24,494
Net Income	53,772	54,975	265,156	152,421	16,739	51,238	175,276
Less: Net Income Attributable to Noncontrolling Interests	(3,838)	(1,224)	(44,894)	(5,781)	(1,118)	(5,032)	(4,174)
Net Income Adjusted for Noncontrolling Interests	49,934	53,751	220,262	146,640	15,621	46,206	171,102
Dividends on Preferred Shares	(2,710)	(8,323)	(18,173)	(34,930)	(35,476)	(35,476)	(35,476)
Redemption Costs of Preferred Shares	—	(2,500)	(17,944)	(2,500)	—	—	—
Net Income (Loss) Attributable to Common Shareholders	$47,224	$42,928	$184,145	$109,210	$(19,855)	$10,730	$135,626
Earnings Per Common Share - Basic	$0.39	$0.36	$1.52	$0.90	$(0.17)	$0.09	$1.24
Earnings Per Common Share - Diluted	$0.38	$0.35	$1.50	$0.90	$(0.17)	$0.09	$1.23

(a)	See Page 20 for the Company’s pro rata share of the operating results of its unconsolidated real estate joint ventures and partnerships.

Weingarten Realty Investors
Condensed Consolidated Balance Sheets
(in thousands, except per share amounts)

	December 31,
	2013	2012
ASSETS
Property	$4,289,276	$4,399,850
Accumulated Depreciation	(1,058,040)	(1,040,839)
Property Held for Sale, net	122,614	—
Property, net	3,353,850	3,359,011

Investment in Real Estate Joint Ventures and Partnerships, net (a)	266,158	289,049
Total	3,620,008	3,648,060

Notes Receivable from Real Estate Joint Ventures and Partnerships	13,330	89,776
Unamortized Debt and Lease Costs, net	164,828	135,783
Accrued Rent and Accounts Receivable (net of allowance for doubtful accounts of $9,386 in 2013 and $12,127 in 2012)	82,351	79,540
Cash and Cash Equivalents	91,576	19,604
Restricted Deposits and Mortgage Escrows	4,502	44,096
Other, net	247,334	167,925
Total Assets	$4,223,929	$4,184,784

LIABILITIES AND EQUITY
Debt, net	$2,299,844	$2,204,030
Accounts Payable and Accrued Expenses	108,535	119,699
Other, net	127,572	120,900
Total Liabilities	2,535,951	2,444,629

Commitments and Contingencies	—	—

Equity:
Shareholders' Equity:
Preferred Shares of Beneficial Interest - par value, $.03 per share; shares authorized: 10,000
6.75% Series D cumulative redeemable preferred shares of beneficial interest; 100 shares issued; no shares outstanding in 2013 and 100 shares outstanding in 2012; liquidation preference $75,000 in 2012	—	3
6.5% Series F cumulative redeemable preferred shares of beneficial interest; 140 shares issued; 60 shares outstanding in 2013 and 140 shares outstanding in 2012; liquidation preference $150,000 in 2013 and $350,000 in 2012	2	4
Common Shares of Beneficial Interest - par value, $.03 per share; shares authorized: 275,000; shares issued and outstanding: 121,949 in 2013 and 121,505 in 2012	3,683	3,663
Additional Paid-In Capital	1,679,229	1,934,183
Net Income Less Than Accumulated Dividends	(300,537)	(335,980)
Accumulated Other Comprehensive Loss	(4,202)	(24,743)
Total Shareholders' Equity	1,378,175	1,577,130
Noncontrolling Interests	309,803	163,025
Total Equity	1,687,978	1,740,155
Total Liabilities and Equity	$4,223,929	$4,184,784

(a)	This represents the Company’s investment of its unconsolidated real estate joint ventures and partnerships. See page 20 for additional information.

Weingarten Realty Investors
Funds From Operations
(in thousands, except per share amounts)

	Three Months Ended December 31,		Twelve Months Ended December 31,
	2013	2012	2013	2012
Funds from Operations
Numerator:
Net income attributable to common shareholders	$47,224	$42,928	$184,145	$109,210
Depreciation and amortization	39,805	37,232	152,075	143,783
Depreciation and amortization of unconsolidated real estate joint ventures and partnerships	4,180	4,694	17,550	20,955
Impairment of operating properties and real estate equity investments	—	26	457	15,033
Impairment of operating properties of unconsolidated real estate joint ventures and partnerships	—	—	366	19,946
(Gain) on acquisition including associated real estate equity investment	(20,234)	—	(20,234)	(1,869)
(Gain) on sale of property and interests in real estate equity investments	(3,797)	(27,636)	(95,675)	(83,683)
(Gain) on sale of property of unconsolidated real estate joint ventures and partnerships	(15,684)	(689)	(15,951)	(1,247)
Other	(1)	—	(1)	—
Funds from Operations - Basic	51,493	56,555	222,732	222,128
Income attributable to operating partnership units	444	427	1,780	1,721
Funds from Operations - Diluted	51,937	56,982	224,512	223,849
Adjustments for Recurring FFO:
Other impairment loss, net of tax	—	—	2,387	403
Write-off of debt costs, net	—	(1,650)	(9,263)	(1,650)
Acquisition costs	128	21	556	1,494
Redemption costs of preferred shares	—	2,500	18,131	2,500
Other, net of tax	7,423	702	6,750	2,825
Recurring Funds from Operations - Diluted	$59,488	$58,555	$243,073	$229,421

Denominator:
Funds from operations weighted average shares outstanding - Basic	121,370	120,871	121,269	120,696
Effect of dilutive securities:
Share options and awards	1,149	1,035	1,191	1,009
Operating partnership units	1,550	1,565	1,554	1,578
Funds from operations weighted average shares outstanding - Diluted	124,069	123,471	124,014	123,283

Funds from Operations per Share - Basic	$0.42	$0.47	$1.84	$1.84

Funds from Operations Per Share - Diluted	$0.42	$0.46	$1.81	$1.82
Adjustments for Recurring FFO per share:
Other impairment loss, net of tax	—	—	0.02	—
Write-off of debt costs, net	—	(0.01)	(0.07)	(0.01)
Acquisition costs	—	—	—	0.01
Redemption costs of preferred shares	—	0.02	0.15	0.02
Other, net of tax	0.06	—	0.05	0.02
Recurring Funds from Operations Per Share - Diluted	$0.48	$0.47	$1.96	$1.86

Weingarten Realty Investors
Supplemental Income Statement Detail
(in thousands)

	Three Months Ended December 31,		Twelve Months Ended December 31,
	2013	2012	2013	2012
Rentals, net
Base minimum rent, net	$97,320	$91,068	$377,647	$348,431
Straight line rent	638	536	2,406	2,695
Over/Under-market rentals, net	54	40	434	757
Percentage rent	1,380	1,513	4,893	5,031
Tenant reimbursements	26,176	23,421	100,449	88,782
Total	$125,568	$116,578	$485,829	$445,696

Fee Income Primarily from Real Estate Joint Ventures and Partnerships
Recurring	$1,296	$1,827	$5,476	$7,007
Non-Recurring	—	—	1,016	—
Total	$1,296	$1,827	$6,492	$7,007

Interest Expense, net
Interest paid or accrued	$29,001	$27,654	$110,239	$112,548
Over-market mortgage adjustment of acquired properties, net	(200)	(1,949)	(10,392)	(2,623)
Gross interest expense	28,801	25,705	99,847	109,925
Capitalized interest	(679)	(731)	(2,403)	(3,125)
Total	$28,122	$24,974	$97,444	$106,800

Interest and Other Income, net
Interest income from joint ventures (primarily construction loans)	$402	$809	$2,225	$3,049
Deferred compensation interest income	1,315	265	3,708	2,052
Other	181	188	1,752	946
Total	$1,898	$1,262	$7,685	$6,047

Supplemental Analyst Information

Net Operating Income including Joint Ventures
Revenues	$128,183	$119,547	$497,725	$456,904
Operating expense	(26,470)	(23,129)	(98,380)	(89,902)
Real estate taxes	(15,049)	(13,094)	(58,502)	(52,699)
Total	86,664	83,324	340,843	314,303

Net Operating Income from Discontinued Operations	3,441	10,001	24,966	59,344

Minority Interests Share of Net Operating Income and Other Adjustments	(5,151)	(4,673)	(20,197)	(20,696)
Pro rata Income From Consolidated Ventures	84,954	88,652	345,612	352,951

Pro rata share of Unconsolidated Joint Ventures
Revenues	15,777	16,188	62,295	66,974
Operating expense	(3,079)	(3,022)	(10,916)	(11,585)
Real estate taxes	(1,758)	(1,909)	(7,157)	(8,360)
Total	10,940	11,257	44,222	47,029
Net Operating Income including Joint Ventures	$95,894	$99,909	$389,834	$399,980

Equity in Earnings (Losses) of Real Estate Joint Ventures and Partnerships, net
Net income (loss) from unconsolidated real estate joint ventures and partnerships	$19,703	$4,026	$30,558	$(6,127)
Intercompany fee income reclass	963	1,202	4,007	4,987
Other adjustments	(21)	(71)	547	(418)
Equity in earnings (losses) of real estate joint ventures and partnerships, net	$20,645	$5,157	$35,112	$(1,558)

Dividends
Common Dividends per Share	$0.305	$0.290	$1.220	$1.160

Common Dividends Paid as a % of Reported Funds from Operations - Basic	72.2%	62.3%	66.8%	63.3%

Common Dividends Paid as a % of Recurring Funds from Operations - Basic	63.0%	60.6%	61.6%	61.8%

General and Administrative Expenses
General and Administrative Expenses/Total Revenue	5.1%	6.2%	5.1%	6.2%

General and Administrative Expenses/Total Assets before Depreciation	0.12%	0.14%	0.48%	0.55%

Weingarten Realty Investors
Supplemental Balance Sheet Detail
(in thousands)

	December 31,
	2013	2012

Property
Land	$854,409	$881,156
Land held for development	116,935	121,294
Land under development	4,262	6,155
Buildings and improvements	3,238,817	3,325,793
Construction in-progress	74,853	65,452
Total	$4,289,276	$4,399,850

Straight Line Rent Receivable
	$57,818	$58,497

Other Assets, net
Notes receivable and mortgage bonds, net	$32,436	$36,122
Debt service guaranty asset	73,740	74,075
Non-qualified benefit plan assets	19,842	16,027
Out-of-market rentals, net	29,810	7,729
Investments	58,443	—
Deferred income tax asset	11,147	11,548
Interest rate derivative	5,282	9,926
Other	16,634	12,498
Total	$247,334	$167,925

Other Liabilities, net
Deferred revenue	$13,650	$14,127
Non-qualified benefit plan liabilities	48,542	44,348
Deferred income tax payable	9,240	3,497
Out-of-market rentals, net	24,901	18,984
Interest rate derivative	476	768
Other	30,763	39,176
Total	$127,572	$120,900

Identified Intangible Assets and Liabilities
Identified Intangible Assets:
Above-market leases (included in Other Assets, net)	$38,577	$16,142
Above-market leases - Accumulated Amortization	(8,767)	(8,413)
Below-market assumed mortgages (included in Debt, net)	4,713	5,722
Below-market assumed mortgages - Accumulated Amortization	(1,900)	(2,367)
Valuation of in place leases (included in Unamortized Debt and Lease Costs, net)	140,457	104,353
Valuation of in place leases - Accumulated Amortization	(48,961)	(39,665)
Total	$124,119	$75,772

Identified Intangible Liabilities:
Below-market leases (included in Other Liabilities, net)	$44,086	$36,517
Below-market leases - Accumulated Amortization	(19,185)	(17,533)
Above-market assumed mortgages (included in Debt, net)	40,465	42,708
Above-market assumed mortgages - Accumulated Amortization	(31,114)	(29,176)
Total	$34,252	$32,516

Weingarten Realty Investors
Capitalization and Debt Coverage Ratios
(in thousands, except common share data and percentages)

	December 31,
	2013	2012

Common Share Data
Closing Market Price	$27.42	$26.77

90-Day, Average Daily Trading Volume	696,965	836,362

Capitalization
Debt	$2,299,844	$2,204,030
Preferred Shares	150,000	425,000
Sub-total Debt & Preferred Shares	2,449,844	2,629,030
Common Shares at Market	3,343,842	3,252,689
Operating Partnership Units at Market	41,130	41,708
Total Market Capitalization (As reported)	$5,834,816	$5,923,427
Debt to Total Market Capitalization (As reported)	39.4%	37.2%
Debt to Total Market Capitalization (As reported at a constant share price of $26.77)	40.0%	37.2%
Debt to Total Market Capitalization (Pro rata)	40.2%	36.3%

Capital Availability
Revolving Credit Facility	$500,000	$500,000
Less:
Balance Outstanding Under Revolving Credit Facility	—	30,000
Outstanding Letters of Credit Under Revolving Facility	2,179	2,429
Unused Portion of Credit Facility	$497,821	$467,571

Covenant Ratios
	Restrictions
Debt to Asset Ratio (Public)	Less than 60.0%	45.2%	43.6%
Debt + Preferred to Asset Ratio	None	48.1%	52.0%
Secured Debt to Asset Ratio (Public)	Less than 40.0%	14.3%	18.5%
Unencumbered Asset Test (Public)	Greater than 150%	228.4%	250.6%
Fixed Charge Coverage (Pro rata/Revolver)	Greater than 1.5x	2.4x	2.1x

Net Debt to Adjusted EBITDA
EBITDA (Current Quarter)	$129,607	$119,657
(Gain)\Loss on Sale of Real Estate	(46,054)	(27,681)
Ground Rent	482	500
Depreciation Included in Discontinued Operations	1,039	262
Other Non-Recurring Items	—	26
Recurring EBITDA	$85,074	$92,764

Net Debt (less cash & equivalents)	$2,158,268	$2,184,426
Net Debt to Adjusted EBITDA (annualized)	6.34x	5.89x

Credit Ratings
	S&P	Moody's
Senior Debt	BBB	Baa2
Outlook	Stable	Stable

Weingarten Realty Investors
Guidance
(in thousands, except per share amounts)

2014 Guidance

2014
Guidance
Recurring FFO Per Diluted Share	$1.95 - $2.01

Portfolio Activity ($ in millions)
Acquisitions	$150 - $225
New Development	$50 - $75

Total	$200 - $300

Dispositions	$300 - $400

Operating Information
Same Property Net Operating Income	+2.5% to +3.5%

Signed Occupancy	94% to 95%

Retail Rental Growth	+8% to +15%

Investment Activity

Weingarten Realty Investors
New Development Properties
As of December 31, 2013
(at pro rata share)
(in thousands, except percentages)

						Total Square Feet of Building Area (1)		Percent Leased		Pro Rata Spent Year-To-Date	Pro Rata Spent Inception to Date (2)	Total Estimated Investment (3)			Completions ($) Year To Date
Center Name		Location	Anchors	WRI Own %		Gross	Net	Net @ 100%	Gross			WRI Costs	Gross Costs	Est. Final ROI %

UNDER DEVELOPMENT
1	Tomball Marketplace	Tomball, TX	Academy#, Kohl's#	100.0%		147	62	66.5%	85.9%	(28)	14,286	15,147	15,147
	Tomball Marketplace Phase 2	Tomball, TX	Ross, Marshall's	100.0%		176	104	74.6%	85.1%	(368)	15,970	18,083	18,083
	Total Wholly Owned					323	165	71.6%	85.5%	$(396)	$30,256	$33,229	$33,229	7.3%	$2,574

2	Hilltop Village Center	Alexandria, VA	Wegman's	100.0%	(4)	265	265	88.7%	88.7%	13,565	41,203	64,232	64,232
	Total Joint Venture					265	265	88.7%	88.7%	$13,565	$41,203	$64,232	$64,232	8.4%	$—

	Total 2 Properties Under Development (exclusive of phasing)					588	430	82.1%	86.9%	$13,169	$71,459	$97,461	$97,461	8.0%	$2,574

						Spent Inception to Date (from above)						$71,459	$71,459
						Additional Capital Needed to Complete						27,399	27,399
						Reimbursement of Future Property Sales						(1,397)	(1,397)
						Total Estimated Investment						$97,461	$97,461

	QTR Completed	YTD Completed	1Q'14E	2Q'14E	3Q'14E	4Q'14E	1Q'15E	Remaining Balance
Completion ($)	$1,475	$2,574	$0 - $1,000	$0 - $2,700	$0 - $4,500	$29,500 - $34,500	$0 - $3,300	$29,200 - $34,200
Weighted Return (%)	7.4%	7.4%	0% - 0.3%	6.9% - 7.4%	7.2% - 7.7%	8.1% - 8.6%	8.1% - 8.6%	7.9% - 8.4%
Net Operating Income	$109	$189	$0 - $5	$0 - $200	$0 - $345	$2,385 - $2,960	$0 - $300	$2,300 - $2,900

# Denotes anchors that are not owned by Weingarten.

(1)	Total gross building area reflects the entire shopping center under development. Includes square footage for any ownership by our partners and buildings owned by others.

(2)	Net of non-cash impairment charges if applicable.

(3)	Net of anticipated proceeds from land sales.

(4)	Hilltop Village Center: 50/50 Joint Venture with 100% funding by WRI.

Note:
Phased properties presented on this schedule are broken out but are counted as one in the property schedule.

Weingarten Realty Investors
Land Held for Development
As of December 31, 2013
(in thousands, except acres and percentages)

	Ownership Interest	Gross Acres	Investment (1)
Location			100%	Pro Rata

New Development Phased Projects
US Hwy. 1 and Caveness Farms Road, Wake Forest - Raleigh, NC	100.0%	37.5
Highway 17 and Highway 210, Surf City, NC	100.0%	46.5
FM 2920 and Future 249, Tomball - Houston, TX	100.0%	10.6
Decatur at 215 - Las Vegas, NV	100.0%	14.7
Hwy. 85 & Hwy. 285, Sheridan, CO	100.0%	16.4
US 77 & FM 802, Brownsville, TX	100.0%	21.0
US Hwy. 17 & US Hwy. 74/76, Leland, NC	100.0%	12.6
State Hwy. 95 & Bullhead Pkwy., Bullhead City, AZ	100.0%	7.2
Belle Terre Pkwy. & State Rd. 100, Palm Coast, FL	100.0%	6.7
SR 207 & Rolling Hills Drive, St. Augustine, FL	70.0%	5.2
29th St. at Nolana Loop, McAllen, TX	50.0%	3.8
Southern Ave. & Signal Butte Rd., Mesa, AZ	100.0%	1.5
SEC Poplar Ave. at I-240, Memphis, TN	100.0%	1.2

Total New Development Phased Projects		184.8	$44,704	$43,218
Other Raw Land
FM 1957 (Potranco Rd.) and FM 211, San Antonio, TX	50.0%	198.7
South Fulton Parkway and SH 92, Union City - Atlanta, GA	100.0%	81.6
Shary Road and US Hwy. 83, Mission, TX	50.0%	35.8
SH 281 & Wilderness Oaks, San Antonio, TX	100.0%	29.2
Creedmoor (Highway 50) and Crabtree Valley Avenue, Raleigh, NC	100.0%	11.7
Lon Adams Rd. at Tangerine Farms Rd. - Marana, AZ	100.0%	9.7
Rock Prairie Rd. at Hwy. 6, College Station, TX	100.0%	9.0
SH 151 & Ingram Rd., San Antonio, TX	66.7%	5.8
Young Pines and Curry Ford Rd., Orlando, FL	100.0%	1.9
Leslie Rd. at Bandera Rd., Helotes, TX	100.0%	1.7
Other	100.0%	36.8
Total Raw Land		421.9	$77,762	$57,586

Total Land Held For Development Properties		606.7	$122,466	$100,803

(1)	Net of impairment and valuation adjustments.
Notes:
Land costs account for $98.6 million of total investment at 100%, $77.7 million at pro rata share.
Categorization based upon proximity to development property and does not indicate future development pipeline.

Weingarten Realty Investors
Disposition and Acquisition Summary
For the Period Ended December 31, 2013
(at pro rata share)
(in thousands)

Center	City/State	Sq. Ft. at 100%	Date Sold	Center	City/State	Sq. Ft. at 100%	Date Acquired
Dispositions				Acquisitions
1st Quarter				1st Quarter
Westland Terrace	Orlando, FL	78	01/29/13	Sea Ranch Centre	Sea Ranch Lakes, FL	99	03/06/13
Palm Lakes Plaza *	Margate, FL	114	01/30/13
Crowfarn Drive *	Memphis, TN	159	02/21/13
Outland Business Center *	Memphis, TN	410	02/21/13
Kendall Corners *	Miami, FL	97	03/22/13

2nd Quarter				2nd Quarter
Edgebrook	Houston, TX	78	04/11/13	Southgate Ground Lease	Lake Charles, LA	—	04/01/13
Westwood - Pad	San Antonio, TX	—	05/01/13	Queen Anne Marketplace *	Seattle, WA	66	05/21/13
Houston Cold Storage	Houston, TX	129	05/10/13	Independence Plaza	Laredo, TX	324	06/11/13
Tully Corners *	San Jose, TX	116	05/15/13
Shoppes Paradise Key *	Destin, FL	272	05/15/13
Round Rock - Pad	Round Rock, TX	—	05/23/13
Sheldon Forest I & II	Channelview, TX	97	06/05/13
Orchard Green	Houston, TX	75	06/05/13
North Oaks	Houston, TX	405	06/05/13
Mission Center	Las Vegas, NV	152	06/18/13
Summer Center	Memphis, TN	139	06/19/13
Southside	Orlando, FL	160	06/24/13
Pavillions at San Mateo	Albuquerque, NM	209	06/27/13
Tomball Marketplace - Pad	Tomball, TX	—	06/28/13

3rd Quarter				3rd Quarter
Killeen Marketplace	Killeen, TX	115	07/17/13	None
Sunset Shopping Center	Suisun City, CA	85	08/06/13
Ravenstone Commons	Durham, NC	61	08/15/13
Wyoming Mall	Albuquerque, NM	64	08/22/13
River Pointe Subdivision - Pad	Montgomery County, TX	—	08/29/13
Steele Creek Crossing	Charlotte, NC	77	09/12/13
Westwood Shopping Center - Pad	San Antonio, TX	—	09/16/13
Cole Park Plaza	Chapel Hill, NC	78	09/19/13
Montgomery Plaza	Conroe, TX	310	09/23/13
Horne Street Market	Fort Worth, TX	42	09/27/13

4th Quarter				4th Quarter
Northwest Crossing *	Houston, TX	183	11/08/13	Mueller Regional Retail Center	Austin, TX	351	10/03/13
Market Street	Houston, TX	50	11/14/13	Bartell Drugs (1) *	Seattle, WA	15	12/18/13
Curry Ford - Pad	Orlando, FL	—	12/09/13
Lake Washington	Melbourne, FL	112	12/20/13

			Weighted
		Sales	Sales			Purchase
		Proceeds	Cap			Price	Yield
Total Dispositions		$278,314	7.69%	Total Acquisitions		$174,633	6.00%

*		Unconsolidated real estate joint venture activity
(1)		Unit 2 located within Queen Anne Marketplace

Other Joint Venture Disposition Transactions				Other Joint Venture Acquisition Transactions
Alpine Valley Center *	American Fork, UT			DDS Office Building	Salt Lake City, UT
300 West Town Center *	Salt Lake City, UT			Jess Ranch Marketplace	Apple Valley, CA
				River Point at Sheridan	Sheridan, CO

Subsequent to Year-End: Other Joint Venture Disposition Transactions				Subsequent to Year-End: Other Joint Venture Acquisition Transactions
Oak Park Village	San Antonio, TX			Mendenhall Commons	Memphis, TN
Champions Village	Houston, TX			Commons at Dexter Lake	Memphis, TN
University Palms	Oviedo, FL			Commons at Dexter Lake Phase II	Memphis, TN
Shoppes at Parkland	Parkland, FL			Randall’s/Kings Crossing	Houston, TX
Sandy Plains Exchange	Marietta, GA			Bellaire Boulevard	Houston, TX
Cherokee Plaza	Atlanta, GA
Thompson Bridge Commons	Gainesville, GA
Heritage Station	Wake Forest, NC

Weingarten Realty Investors
Capital Expenditures
(at pro rata share)
(in thousands)

	Acquisitions	New Development	Major Repairs	Tenant Finish	Remodels/ Existing Development (1)	Outside Broker Fees	All Other	Total
Quarter Ended 3/31/2013	$18,000	$3,455	$894	$6,862	$1,631	$1,127	$784	$32,753
Quarter Ended 6/30/2013	71,288	2,804	1,976	7,811	2,079	883	339	87,180
Quarter Ended 9/30/2013	—	2,964	3,874	10,417	3,266	845	750	22,116
Quarter Ended 12/31/2013	85,345	3,946	7,120	8,561	2,346	646	1,174	109,138
Twelve Months Ended 12/31/2013 (2)	$174,633	$13,169	$13,864	$33,651	$9,322	$3,501	$3,047	$251,187

Year Ended 12/31/2012	$235,267	$30,193	$12,040	$40,689	$12,653	$4,228	$1,683	$336,753
Year Ended 12/31/2011	$68,900	$35,225	$11,646	$44,351	$15,578	$6,637	$606	$182,943
Year Ended 12/31/2010	$193,131	$16,710	$13,786	$29,556	$14,608	$5,343	$1,337	$274,471

(1)	Primarily incremental investment on properties formerly classified as new development.

(2)	Internal Leasing Fees are approximately $13.3 million for the twelve months ended December 31, 2013.

Summary of Debt

Weingarten Realty Investors
Debt Information
(in thousands, except percentages)

	December 31, 2013	4th Quarter Weighted Average Rate (1)	December 31, 2012	4th Quarter Weighted Average Rate (1)
Outstanding Balance Summary
Mortgage Debt	$712,169	5.70%	$920,963	6.15%
3.5% Notes due 2023	298,677	3.50%	—
3.375% Notes due 2022	298,969	3.38%	298,870	3.38%
4.45% Notes due 2024	248,982	4.45%	—
8.1% Notes due 2019	100,000	8.10%	100,000	8.10%
Unsecured Notes Payable (MTN)	546,307	5.27%	721,876	5.45%
Revolving Credit Agreements (2)	—		66,000	1.32%
Industrial Revenue Bonds	—		1,246	2.51%
Obligations under Capital Leases	21,000	7.84%	21,000	7.74%
Subtotal Consolidated Debt	2,226,104	4.82%	2,129,955	5.34%
Debt Service Guarantee Liability (3)	73,740		74,075
Total Consolidated Debt - As Reported	2,299,844	4.82%	2,204,030	5.34%
Less: Noncontrolling Interests and Other Adjustments	(100,431)		(261,950)
Plus: WRI Share of Unconsolidated Joint Ventures	173,472		177,703
Total Debt - Pro rata Share	$2,372,885	4.80%	$2,119,783	5.31%

	Debt Balance	4th Quarter Weighted Average Rate (1)	% of Total	Weighted Average Remaining Life (yrs)
Fixed vs. Variable Rate Debt (at Pro rata Share) (includes the effect of interest rate swaps)
As of December 31, 2013
Fixed-rate debt	$2,201,467	4.89%	92.8%	6.05
Variable-rate debt	171,418	3.28%	7.2%	2.19
Total	$2,372,885	4.80%	100.0%	5.77

As of December 31, 2012
Fixed-rate debt	$1,912,230	5.83%	90.2%
Variable-rate debt	207,553	1.95%	9.8%
Total	$2,119,783	5.31%	100.0%

Secured vs. Unsecured Debt (at Pro rata Share)
As of December 31, 2013
Secured Debt	$800,828	5.62%	33.7%	3.94
Unsecured Debt	1,572,057	4.34%	66.3%	6.70
Total	$2,372,885	4.80%	100.0%	5.77

As of December 31, 2012
Secured Debt	$886,078	6.23%	41.8%
Unsecured Debt	1,233,705	4.42%	58.2%
Total	$2,119,783	5.31%	100.0%

	As Reported	Pro rata Share
Weighted Average Interest Rates (1)
Three months ended 12/31/13	4.82%	4.80%
Twelve months ended 12/31/13	4.94%	4.91%
Three months ended 12/31/12	5.34%	5.31%
Twelve months ended 12/31/12	5.21%	5.18%

(1)	Weighted average interest rates exclude the effects of ASC 805 “Business Combinations”, revolver facility fee, and other loan costs related to financing.

(2)	Weighted average revolving interest rate excludes the effect of the facility fee of 25 and 20 basis points in 2012 and 2103, respectively, on the total commitment paid in arrears. The weighted average revolving interest rate with the facility fee is 10.97% and 3.93% for the fourth quarters 2013 and 2012, respectively.

(3)	Debt service guarantee liability represents bonds issued in association with a guarantee in connection with a project in Denver, Colorado.

Weingarten Realty Investors
Schedule of Maturities
As of December 31, 2013
(in thousands, except percentages)

	As Reported		Pro rata Share
	Maturities	Weighted Average Rate (3)	Maturities	Weighted Average Rate (3)	Floating Rate	Fixed Rate	Secured	Unsecured
2014 (1)	$368,858	5.46%	$391,217	5.47%	$881	$390,336	$76,217	$315,000
2015	276,346	5.92%	241,740	5.74%	1,835	239,905	151,740	90,000
2016	249,723	6.16%	274,851	5.96%	44,180	230,671	199,851	75,000
2017	142,332	6.71%	164,583	6.37%		164,583	139,583	25,000
2018	64,653	6.49%	25,715	6.11%		25,715	16,145	9,570
2019 (1)	153,907	7.55%	157,535	7.27%		157,535	57,535	100,000
2020	35,363	6.27%	90,949	5.23%		90,949	90,949
2021	2,278	6.27%	10,435	5.83%		10,435	10,435
2022	304,815	3.42%	305,732	3.43%		305,732	5,732	300,000
2023	301,937	3.52%	302,905	3.52%		302,905	2,905	300,000
Thereafter	296,327	5.27%	300,622	5.58%		300,622	18,902	281,720
Subtotal	2,196,539		2,266,284		46,896	2,219,388	769,994	1,496,290

Revolving Credit Agreements	—	1.05%	—	1.05%	—			—
Other (2)	103,305		106,601		7,804	98,797	30,834	75,767
Swap Maturities:
2014					50,000	(50,000)
2017					66,718	(66,718)
Total	$2,299,844	4.94%	$2,372,885	4.91%	$171,418	$2,201,467	$800,828	$1,572,057

(1)	2019 includes $100.0 million of 8.1% bonds based on maturity date which may be redeemed at our option on or after September 15, 2014.

(2)	Other includes capital leases, ASC 805 “Business Combinations” adjustment, debt service guarantee liability, market value of swaps and discounts on notes.
The debt service guarantee liability represents bonds issued in association with a guarantee in connection with a project in Denver, Colorado.

(3)	Weighted average interest rates exclude the effects of ASC 805 “Business Combinations”, revolver facility fee paid quarterly on total commitment in arrears, and other loan costs related to financing.

Joint Ventures

Weingarten Realty Investors
Unconsolidated Joint Venture Financial Statements at 100%
(in thousands)

	Three Months Ended December 31,		Twelve Months Ended December 31,
Condensed Statements of Income	2013	2012	2013	2012

Revenues:
Base minimum rent, net	$29,851	$34,091	$124,645	$148,554
Straight line rent	788	577	2,111	2,730
Over/Under-market rentals, net	213	532	719	1,597
Percentage rent	347	383	1,035	1,091
Tenant reimbursements	8,729	9,466	34,027	38,762
Other income	1,373	461	2,828	2,375
Total	41,301	45,510	165,365	195,109

Expenses:
Depreciation and amortization	10,779	12,642	45,701	59,330
Interest, net	6,696	8,488	28,787	35,491
Operating	8,070	8,724	28,929	34,989
Real estate taxes, net	4,594	5,180	18,929	23,899
General and administrative	297	100	934	1,106
Provision for income taxes	67	67	278	316
Impairment loss	—	—	1,887	96,781
Total	30,503	35,201	125,445	251,912

Gain on sale of property	21,178	3,281	22,502	5,704

Net income (loss)	$31,976	$13,590	$62,422	$(51,099)

Condensed Balance Sheets
			December 31,
			2013	2012
ASSETS

Property			$1,401,982	$1,631,694
Accumulated depreciation			(261,454)	(273,591)
Property, net			1,140,528	1,358,103

Other assets, net			142,638	161,344

Total			$1,283,166	$1,519,447
LIABILITIES AND SHAREHOLDERS' EQUITY

Debt, net			$453,390	$468,841
Amounts payable to Weingarten Realty Investors and Affiliates			30,214	109,931
Other liabilities, net			29,711	34,157
Total			513,315	612,929

Accumulated equity			769,851	906,518

Total			$1,283,166	$1,519,447

Weingarten Realty Investors
Unconsolidated Joint Venture Financial Statements at Pro rata Share
(in thousands)

	Three Months Ended December 31,		Twelve Months Ended December 31,
Condensed Statements of Income	2013	2012	2013	2012
Revenues:
Base minimum rent, net	$11,339	$12,146	$46,991	$51,001
Straight line rent	306	261	1,010	1,111
Over/Under-market rentals, net	45	47	(72)	(1)
Percentage rent	129	119	399	350
Tenant reimbursements	3,255	3,421	12,667	13,661
Other income	703	194	1,300	852
Total	15,777	16,188	62,295	66,974

Expenses:
Depreciation and amortization	4,180	4,694	17,550	20,955
Interest, net	2,624	3,169	11,231	13,050
Operating	3,079	3,022	10,916	11,585
Real estate taxes, net	1,758	1,909	7,157	8,360
General and administrative	85	26	298	306
Provision for income taxes	32	31	141	146
Impairment loss	—	—	395	19,946
Total	11,758	12,851	47,688	74,348

Gain on sale of property	15,684	689	15,951	1,247

Net income (loss)	$19,703	$4,026	$30,558	$(6,127)

Condensed Balance Sheets
			December 31,
			2013	2012
ASSETS

Property			$480,502	$538,629
Accumulated depreciation			(97,104)	(102,704)
Property, net			383,398	435,925
Notes receivable from real estate joint ventures and partnerships			5,060	5,226
Unamortized debt and lease costs, net			20,263	22,206
Accrued rent and accounts receivable (net of allowance for doubtful accounts of $429 in 2013 and $522 in 2012)			14,775	18,335
Cash and cash equivalents			14,315	12,915
Restricted deposits and mortgage escrows			801	2,605
Notes receivable and mortgage bonds, net			21	272
Out-of-market rentals, net			1,758	2,212
Other assets, net			1,846	2,037
Total			$442,237	$501,733

LIABILITIES AND SHAREHOLDERS' EQUITY

Debt, net			$174,303	$178,683
Amounts payable to Weingarten Realty Investors and Affiliates			14,575	50,106
Accounts payable and accrued expenses			5,914	5,917
Deferred revenue			821	856
Out-of-market rentals, net			3,145	3,179
Interest rate derivative			413	760
Other liabilities, net			689	921
Total			199,860	240,422

Accumulated equity			242,377	261,311

Total			$442,237	$501,733
Notes:
The Consolidated Financial Statements at pro rata share include only the real estate operations of joint ventures and partnerships at WRI’s ownership percentages. Pro rata financial information is not, and is not intended to be, a presentation in accordance with generally accepted accounting principles.

Weingarten Realty Investors
Investments in Unconsolidated Real Estate Joint Ventures & Partnerships
December 31, 2013
(in thousands, except number of properties and percentages)

					Weingarten Realty
Joint Venture Partner	Number of Operating Properties (1)(2)	Total GLA	Total Assets	Total Debt	Ownership Interest	Share of Debt	Investment Balance	Equity in Earnings (Losses) of Unconsolidated JVs

TIAA Florida Retail LLC	4	832	$207,760	$—	20.0%	$—	$41,359	$1,651
Perlmutter SRP, LLC	8	817	128,426	101,705	25.0%	25,426	4,297	134
Collins	8	1,165	140,497	24,816	50.0%	12,408	51,305	3,340
AEW - Institutional Client	6	436	122,053	44,330	20.0%	8,866	14,869	668
BIT Retail	3	716	153,054	—	20.0%	—	29,940	1,082
Jamestown	6	1,348	143,207	83,705	20.0%	16,741	11,536	1,371
Fidelis Realty Partners	1	491	140,347	83,564	57.8%	48,258	30,946	2,464
Sleiman Enterprises	3	237	27,639	14,441	50.0%	7,221	7,757	602
Bouwinvest	1	163	43,766	—	51.0%	—	21,576	410

Other	13	2,466	176,417	100,828	54.9%	55,383	52,572	23,390

Total	53	8,671	$1,283,166	$453,390	37.2%	$174,303	$266,158	$35,112

Joint Venture Description

TIAA Florida Retail LLC	Joint venture with an institutional partner, TIAA-CREF Global Real Estate
Perlmutter SRP, LLC	Retail joint venture with an institutional partner through Perlmutter Investment Company
Collins	Primarily a development joint venture in the Texas Rio Grande Valley
AEW - Institutional Client	Joint venture with an institutional partner through AEW Capital Management
BIT Retail	Retail joint venture with Mercantile Real Estate Advisors and its client, the AFL-CIO Building Investment Trust
Jamestown	Retail joint venture in Florida
Fidelis Realty Partners	Retail joint venture in Texas
Sleiman Enterprises	Retail joint venture in Florida
Bouwinvest	Retail joint venture with West Coast focus

(1) Excludes land held for development.
(2) Excludes additional consolidated joint ventures such as Hines Retail REIT Holdings and AEW Capital Management.

Weingarten Realty Investors
Unconsolidated Joint Venture Mortgage Debt Information
As of December 31, 2013
(in thousands, except number of properties, percentages and term)

Balance Summary

		At 100%
Joint Venture Partner	# of Mortgaged Properties (2)	Mortgage Balance (1)(2)	Average Interest Rate	Average Remaining Term (yrs)

Perlmutter SRP, LLC	7	$101,705	5.7%	2.1
Collins	2	24,816	6.0%	11.1
AEW - Institutional Client	4	44,330	5.4%	0.9
Jamestown	6	83,705	5.5%	4.5
Fidelis Realty Partners	1	83,564	4.0%	6.8
Sleiman Enterprises	2	14,441	5.0%	7.5
Other	5	99,668	5.5%	4.3

Total	27	$452,230	5.3%	4.1

Schedule of Maturities

	At 100%		At WRI Share
	Maturities (1)(2)	Weighted Average Rate	Maturities (1)(2)	Weighted Average Rate

2014	$106,438	4.9%	$24,325	4.7%
2015	43,657	4.6%	11,621	4.4%
2016	110,939	4.6%	34,449	4.5%
2017	56,810	5.0%	26,076	5.0%
2018	6,253	4.9%	3,450	4.9%
2019	6,576	4.9%	3,628	4.9%
2020	93,148	4.8%	55,586	4.8%
2021	16,049	5.3%	8,157	5.3%
2022	1,833	5.9%	916	5.9%
2023	1,936	5.9%	968	5.9%
Thereafter	8,591	6.2%	4,296	6.2%
Total	$452,230		$173,472

(1)	Excludes non-cash debt related items.

(2)	Excludes additional consolidated joint ventures such as Hines Retail REIT Holdings and AEW Capital Management.
Note:
All mortgages are fixed rate except for two included in “other”, which has a variable rate mortgage ($2.5 million and $25.4 million at 100%) and mature in 2015 and 2016, respectively.

Portfolio Summary

Weingarten Realty Investors
Tenant Diversification by Percent of Rental Revenues
as of December 31, 2013
(at pro rata share)
(in thousands, except percentages and # of units)

Rank	Tenant Name (1)(2)	Credit Ranking (S&P / Moody's)	# of Units	% of Total Revenue	Total SF (in 000's)

1	The Kroger Co. (3)	BBB/Baa2	33	3.22%	1,591
2	T.J.X. Companies, Inc.	A/A3	40	2.39%	937
3	Ross Stores, Inc.	A-/N/A	36	2.01%	776
4	H-E-B	N/A/N/A	9	1.54%	555
5	Safeway, Inc.	BBB/Baa3	18	1.46%	754
6	Office Depot, Inc. (4)	B-/B2	31	1.45%	577
7	Petsmart, Inc.	BB+/N/A	22	1.44%	415
8	Bed Bath & Beyond, Inc.	BBB+/N/A	25	1.35%	536
9	Home Depot, Inc.	A-/A3	5	1.18%	541
10	Best Buy, Inc.	BB/Baa2	11	1.17%	339
11	The Sports Authority	B-/B3	10	1.14%	345
12	Whole Foods Market, Inc.	BBB-/N/A	7	0.99%	261
13	Dollar Tree Stores, Inc.	N/A/N/A	39	0.91%	352
14	Gap, Inc.	BBB-/Baa3	15	0.86%	199
15	Petco Animal Supplies, Inc.	B/B3	19	0.78%	210
16	24 Hour Fitness Inc.	B/B3	6	0.73%	157
17	Publix Super Markets, Inc.	N/A/N/A	18	0.72%	335
18	Raley's	N/A/N/A	6	0.70%	332
19	Hobby Lobby Stores, Inc.	N/A/N/A	5	0.62%	305
20	Wal-Mart Stores, Inc.	AA/Aa2	5	0.61%	443
21	Staples, Inc.	BBB/Baa2	10	0.58%	211
22	Ascena Retail Group	N/A/N/A	29	0.55%	148
23	Starbucks Corporation	A-/Baa2	50	0.54%	73
24	Rite Aid	B-/B3	11	0.52%	171
25	JPMorgan Chase Bank	A/A2	29	0.50%	87

	Grand Total		489	27.97%	10,652

Notes:
	(1)	Tenant Names:	DBA Names:
		The Kroger Co.	Kroger, Harris Teeter, Smith's Food, Ralphs, Fry's Food, King Soopers
		T.J.X. Companies, Inc.	T.J. Maxx, Marshalls, Home Goods
		Safeway, Inc.	Safeway, Randalls, Von's
		Bed Bath & Beyond, Inc.	Bed Bath & Beyond, Cost Plus, buybuy BABY
		Dollar Tree Stores, Inc.	Dollar Tree, Greenbacks
		Gap, Inc.	Gap, Old Navy, Banana Republic
		Raley's	Raley's, Bel Air Markets
		Ascena Retail Group	Lane Bryant, Dress Barn, Justice, Catherines
	(2)	Target owns and occupies 27 units not included above.
	(3)	Includes 9 Harris Teeter locations due to pending acquisition
Harris Teeter represents 0.96% of Total Revenue.
	(4)	Includes 10 former Office Max locations from recent merger

Weingarten Realty Investors
Portfolio Operating Information
(at pro rata share)
(in thousands, except percentages and leases)

Leasing Activity / Rent Growth
Signed Leases

	Comparable:				Number of Leases	Square Feet	New Rent $/SF	Prior Rent $/SF	TI's $/SF	Cash Change in Base Rent

	All Leases
	Quarter Ended December 31, 2013				272	848	$16.76	$15.69	$2.17	6.8%
	Quarter Ended September 30, 2013				268	735	18.31	17.14	2.09	6.8%
	Quarter Ended June 30, 2013(1)				306	1,077	15.60	14.45	5.88	8.0%
	Quarter Ended March 31, 2013				306	1,140	15.86	15.26	0.93	3.9%
	Rolling 12 months				1,152	3,800	$16.46	$15.49	$2.84	6.3%

	New Leases
	Quarter Ended December 31, 2013				60	95	$24.73	$21.88	$15.02	13.1%
	Quarter Ended September 30, 2013				48	102	22.58	20.61	13.56	9.6%
	Quarter Ended June 30, 2013(1)				85	280	19.71	16.52	22.11	19.3%
	Quarter Ended March 31, 2013				67	146	19.67	18.94	6.79	3.9%
	Rolling 12 months				260	623	$20.91	$18.55	$16.01	12.7%

	Renewals
	Quarter Ended December 31, 2013				212	753	$15.75	$14.91	$0.55	5.7%
	Quarter Ended September 30, 2013				220	633	17.62	16.59	0.25	6.3%
	Quarter Ended June 30, 2013				221	798	14.15	13.72	0.20	3.2%
	Quarter Ended March 31, 2013				239	994	15.30	14.72	0.07	3.9%
	Rolling 12 months				892	3,178	$15.58	$14.88	$0.25	4.7%

	Comparable & Non-Comparable:
	Quarter Ended December 31, 2013				331	1,065
	Quarter Ended September 30, 2013				330	962
	Quarter Ended June 30, 2013				373	1,326
	Quarter Ended March 31, 2013				379	1,350
	Rolling 12 months				1,413	4,703

Lease
Expirations(2)

Assumes No Exercise of Renewal Options

	Anchor Tenants(3)				Non-Anchor Tenants				Total Tenants
Year	Square Feet	Percent of Total Square Feet	In Place Min Rent PSF	Percent of Total Revenue(4)	Square Feet	Percent of Total Square Feet	In Place Min Rent PSF	Percent of Total Revenue(4)	Square Feet	Percent of Total Square Feet	In Place Min Rent PSF	Percent of Total Revenue(4)
Other(5)	212	1%	$7.22	1%	204	2%	$19.61	2%	416	1%	$13.29	1%
2014	1,145	6%	9.53	6%	1,304	13%	21.13	12%	2,448	9%	15.71	9%
2015	2,001	11%	9.22	9%	1,731	18%	21.91	17%	3,732	13%	15.10	14%
2016	2,134	12%	10.35	11%	1,841	19%	22.12	18%	3,976	14%	15.80	15%
2017	2,071	11%	12.00	13%	1,386	14%	23.45	15%	3,457	12%	16.59	14%
2018	2,356	13%	10.20	12%	1,377	14%	23.63	15%	3,732	13%	15.15	14%
2019 - 2024	5,961	33%	11.26	35%	1,668	17%	24.68	19%	7,630	28%	14.19	26%

Assumes Exercise of all Renewal Options(6)

	Anchor Tenants(3)				Non-Anchor Tenants				Total Tenants
Year	Square Feet	Percent of Total Square Feet	In Place Min Rent PSF	Percent of Total Revenue(4)	Square Feet	Percent of Total Square Feet	In Place Min Rent PSF	Percent of Total Revenue(4)	Square Feet	Percent of Total Square Feet	In Place Min Rent PSF	Percent of Total Revenue(4)
Other(5)	212	1%	$7.22	1%	204	2%	$19.43	2%	416	1%	$13.21	1%
2014	162	1%	16.22	1%	915	9%	20.79	8%	1,078	4%	20.10	4%
2015	279	2%	8.51	1%	1,039	11%	21.61	9%	1,318	5%	18.83	5%
2016	494	3%	11.38	2%	996	10%	23.06	9%	1,490	5%	19.19	6%
2017	169	1%	13.60	1%	680	7%	23.32	6%	849	3%	21.38	4%
2018	347	2%	12.03	2%	684	7%	24.65	7%	1,032	4%	20.40	4%
2019 - 2024	2,366	13%	11.10	11%	2,714	28%	25.70	28%	5,080	18%	18.90	20%

Notes:

(1)	The quarter ended June 30, 2013 includes two leases totaling 21,200 sf at Pike Center at a blended rate of $43.17 psf as compared to the prior tenant of $10.00 psf.

(2)	Reflects in-place leases as of December 31, 2013.

(3)	Anchor tenants represent any tenant at least 10,000 square feet.

(4)	Revenue includes minimum base rent only.

(5)	Leases currently under month-to-month status or in-process of renewal.

(6)	Revenue for leases with future option rent based on fair market value or CPI is reported as of the last year in the current lease term.

Weingarten Realty Investors
Portfolio Operating Information (continued)
(at pro rata share)
(in thousands, except percentages)

Occupancy

	Quarter Ended
	December 31, 2013	September 30, 2013	June 30, 2013	March 31, 2013	December 31, 2012
Signed Basis
Anchor (1)	98.5%	97.9%	97.7%	97.1%	97.1%
Non-Anchor	89.0%	88.7%	88.6%	88.2%	88.2%
Total Retail	94.9%	94.4%	94.3%	93.7%	93.7%
Other	85.9%	86.8%	86.4%	91.4%	87.2%
Total Signed	94.8%	94.4%	94.2%	93.7%	93.6%

Commenced Basis
Anchor (1)	96.6%	95.6%	95.9%	95.1%	95.0%
Non-Anchor	86.5%	85.7%	85.2%	84.8%	85.2%
Total Retail	92.8%	91.9%	91.9%	91.2%	91.3%
Other	85.9%	86.4%	86.4%	91.4%	87.2%
Total Commenced	92.8%	91.8%	91.9%	91.2%	91.2%

Same Property (2)
Signed Basis	95.1%	95.0%	95.0%	94.4%	94.4%
Commenced Basis	93.4%	93.0%	93.0%	92.5%	92.5%

Average Base Rents (3)

	Quarter Ended
	December 31, 2013	September 30, 2013	June 30, 2013	March 31, 2013	December 31, 2012
Commenced Basis
Anchor (1)	$11.49	$11.33	$11.18	$11.11	$11.08
Non-Anchor	22.82	22.56	22.21	22.17	22.04
Total	$15.66	$15.50	$15.22	$15.19	$15.14

Same Property Net Operating Income Growth (4)

	Three Months Ended December 31,			Twelve Months Ended December 31,
	2013	2012	% Change	2013	2012	% Change
Revenues
Minimum Rent	$94,950	$91,961	3.3%	$374,989	$363,136	3.3%
Bad Debt (net of recoveries)	(280)	266	-205.3%	813	581	39.9%
Percentage Rent	1,092	1,134	-3.7%	3,729	3,665	1.7%
Tenant Reimbursements	26,406	24,700	6.9%	99,800	94,713	5.4%
Other	741	1,231	-39.8%	2,986	3,075	-2.9%
	$122,909	$119,292	3.0%	$482,317	$465,170	3.7%
Expenses
Property Operating Expenses	$21,459	$21,313	0.7%	$80,655	$79,001	2.1%
Real Estate Taxes	13,593	12,680	7.2%	53,157	51,763	2.7%
	$35,052	$33,993	3.1%	$133,812	$130,764	2.3%
Net Operating Income	$87,857	$85,299	3.0%	$348,505	$334,406	4.2%

Notes:
(1) Anchor tenants represent any tenant at least 10,000 square feet.
(2) Same Property Occupancy includes operating centers that have been owned for the same comparable time duration.
Same Property excludes any new development, redevelopment, and any acquired or sold centers during the same time duration.
(3) Average Base rent per Leased SF excludes ground leases.
(4) Same Property NOI Growth includes the Company's share of unconsolidated real estate joint ventures and partnerships and provisions for uncollectible amounts and related recoveries. It excludes the effect of lease cancellation income and straight-line rent adjustments and is reported on a cash basis.

Weingarten Realty Investors
Total Net Operating Income by Geographic Region (1)
(at pro rata share)
(in thousands, except percentages)

	Twelve Months Ended December 31,
	2013	%	2012	%	2011	%	2010	%	2009	%
West Region
California	$63,885	16.7%	$59,163	15.0%	$53,618	13.2%	$50,943	13.1%	$50,136	12.7%
Washington	2,547	0.7%	2,048	0.5%	1,978	0.5%	1,171	0.3%	1,124	0.3%
Oregon	1,565	0.4%	1,528	0.4%	1,349	0.3%	1,345	0.3%	1,342	0.3%
Total West Region	67,997	17.8%	62,738	15.9%	56,945	14.0%	53,459	13.7%	52,602	13.3%
Mountain Region
Nevada	$28,334	7.4%	$30,094	7.6%	$30,525	7.5%	$30,906	8.0%	$31,505	8.0%
Arizona	27,079	7.1%	26,032	6.6%	25,450	6.3%	24,287	6.2%	26,845	6.8%
Colorado	11,393	3.0%	13,778	3.5%	12,485	3.1%	10,099	2.6%	9,136	2.3%
New Mexico	4,500	1.2%	4,622	1.2%	4,993	1.2%	5,250	1.4%	8,714	2.2%
Utah	3,458	0.9%	3,556	0.9%	3,494	0.9%	3,548	0.9%	3,557	0.9%
Total Mountain Region	74,764	19.6%	78,082	19.8%	76,947	19.0%	74,090	19.1%	79,757	20.2%
Central Region
Texas	$105,849	27.6%	$116,645	29.5%	$129,540	32.0%	$121,035	31.1%	$113,454	28.7%
Louisiana	10,387	2.7%	9,185	2.3%	8,272	2.0%	7,715	2.0%	8,363	2.1%
Arkansas	3,266	0.9%	3,089	0.8%	3,106	0.8%	2,732	0.7%	3,048	0.8%
Missouri	1,123	0.3%	852	0.2%	1,061	0.3%	3,019	0.8%	1,875	0.5%
Oklahoma	682	0.2%	921	0.2%	1,083	0.3%	1,034	0.3%	975	0.2%
Illinois	—	0.0%	2,464	0.6%	2,556	0.6%	2,065	0.5%	2,960	0.7%
Kansas	—	0.0%	474	0.1%	1,181	0.3%	1,214	0.3%	1,405	0.4%
Total Central Region	121,307	31.7%	133,629	33.7%	146,799	36.3%	138,814	35.7%	132,080	33.4%
Mid-Atlantic Region
North Carolina	$23,123	6.0%	$25,074	6.3%	$25,656	6.3%	$24,869	6.4%	$25,476	6.5%
Georgia	20,340	5.3%	19,767	5.0%	19,845	4.9%	21,798	5.6%	22,643	5.7%
Kentucky	7,324	1.9%	7,050	1.8%	6,890	1.7%	7,019	1.8%	6,766	1.7%
Tennessee	6,903	1.8%	7,770	2.0%	7,491	1.8%	6,261	1.6%	5,009	1.3%
Maryland	2,965	0.8%	1,063	0.3%	—	0.0%	—	0.0%	—	0.0%
South Carolina	273	0.1%	265	0.1%	268	0.1%	285	0.1%	306	0.1%
Virginia	—	0.0%	1,805	0.5%	3,551	0.9%	3,634	0.9%	3,626	0.9%
Maine	—	0.0%	40	0.0%	214	0.1%	321	0.1%	355	0.1%
Total Mid-Atlantic Region	60,927	15.9%	62,833	16.0%	63,915	15.8%	64,186	16.5%	64,181	16.3%
Southeast Region
Florida	$57,443	15.0%	$57,620	14.6%	$60,361	14.9%	$58,135	15.0%	$66,170	16.8%
Total Southeast Region	57,443	15.0%	57,620	14.6%	60,361	14.9%	58,135	15.0%	66,170	16.8%
Total Net Operating Income	$382,438	100.0%	$394,902	100.0%	$404,967	100.0%	$388,684	100.0%	$394,790	100.0%

(1)
The Net Operating Income at pro rata share includes the real estate operations of joint ventures at WRI’s ownership percentages ranging from 15% to 75% except for the operations of downreit partnerships, which are included at 100%. Net Operating

Income excludes the effect of lease cancellation income, straight-line rent adjustments and impairment charges. Pro rata financial information is not, and is not intended to be, a presentation in accordance with generally accepted accounting principles.

Property Listing

Weingarten Realty Investors
Summary Property Listing
As of December 31, 2013

		Gross Leasable Area
ALL PROPERTIES BY STATE	# of Properties	WRI Owned	Joint Venture Share	Owned by Other	Total

Arizona	23	2,217,809	—	1,659,460	3,877,269
Arkansas	3	355,410	—	—	355,410
California	29	4,131,703	98,084	1,048,528	5,278,315
Colorado	10	1,005,498	585,101	1,224,456	2,815,056
Florida	43	4,508,621	2,734,783	1,493,717	8,737,123
Georgia	17	1,742,603	326,936	893,578	2,963,117
Kentucky	4	634,594	—	127,614	762,208
Louisiana	8	1,281,492	107,974	330,242	1,719,708
Maryland	1	81,336	—	—	81,336
Missouri	2	229,282	28,367	—	257,649
Nevada	11	2,214,008	—	1,192,283	3,406,291
New Mexico	2	231,754	—	29,440	261,194
North Carolina	18	1,998,910	120,165	705,600	2,824,675
Oklahoma	1	128,231	—	—	128,231
Oregon	3	119,871	90,777	66,276	276,924
South Carolina	1	21,686	65,060	—	86,746
Tennessee	5	472,171	221,834	154,340	848,345
Texas	79	8,474,296	3,027,023	2,557,089	14,058,410
Utah	3	299,556	—	162,857	462,413
Virginia	1	—	—	—	—
Washington	6	220,717	370,080	65,346	656,143
Total	270	30,369,548	7,776,184	11,710,826	49,856,563

Footnotes for detail property listing
(1) Denotes partial ownership. The square feet figures represent WRI's proportionate ownership of the property held by the joint venture or partnership.
(2) Denotes property currently under development.
(3) Denotes properties that are not consolidated for SEC reporting purposes.
(4) Denotes single tenant retail property.
( ) Retailers in parenthesis are not a part of the owned property.
NOTES: Square feet is reflective of area available to be leased. Average Base Rent per Leased SF excludes ground leases.

Weingarten Realty Investors
Property Listing
As of December 31, 2013

Center	CBSA		Owned %	Foot Notes	Owned GLA	Total GLA	Average Base Rent (ABR)	Occupancy %	Grocer Anchor	Other Anchors ( ) indicates owned by others
Operating Properties
Arizona
Mohave Crossroads	Lake Havasu City-Kingman, AZ		100.0%		182,168	395,477	13.63	81.5%		(Target), (Kohl's), PetSmart, Staples, Bed Bath & Beyond, Ross Dress for Less
Arcadia Biltmore Plaza	Phoenix-Mesa-Scottsdale, AZ		100.0%		21,122	21,122	N/A	86.5%		Weingarten Realty Regional Office, Endurance Rehab
Arrowhead Festival S.C.	Phoenix-Mesa-Scottsdale, AZ		100.0%		29,834	194,309	24.02	100.0%		(Sports Authority), (Toys “R” Us), (Bed Bath & Beyond)
Broadway Marketplace	Phoenix-Mesa-Scottsdale, AZ		100.0%		82,757	87,379	12.14	86.8%		Office Max, Ace Hardware
Camelback Village Square	Phoenix-Mesa-Scottsdale, AZ		100.0%		134,495	242,715	13.36	95.7%	Fry’s Supermarket	Office Max
Desert Village	Phoenix-Mesa-Scottsdale, AZ		100.0%		101,685	107,071	21.36	96.5%	AJ Fine Foods	CVS/pharmacy
Fountain Plaza	Phoenix-Mesa-Scottsdale, AZ		100.0%		113,536	305,588	9.05	97.5%	Fry’s Supermarket	Dollar Tree, (Lowe's)
Laveen Village Market	Phoenix-Mesa-Scottsdale, AZ		100.0%		39,763	318,805	26.93	100.0%	(Fry’s Supermarket)	(Home Depot)
Monte Vista Village Center	Phoenix-Mesa-Scottsdale, AZ		100.0%		45,751	108,551	22.88	91.9%	(Safeway)
Palmilla Center	Phoenix-Mesa-Scottsdale, AZ		100.0%		103,568	178,219	17.83	97.5%	(Fry’s Supermarket)	Office Max, PetSmart, Dollar Tree
Pueblo Anozira	Phoenix-Mesa-Scottsdale, AZ		100.0%		157,607	157,607	14.14	98.0%	Fry’s Supermarket	Petco, Dollar Tree
Raintree Ranch	Phoenix-Mesa-Scottsdale, AZ		100.0%		129,822	133,020	25.52	94.8%	Whole Foods
Rancho Encanto	Phoenix-Mesa-Scottsdale, AZ		100.0%		66,787	72,170	10.88	100.0%		Family Dollar
Red Mountain Gateway	Phoenix-Mesa-Scottsdale, AZ		100.0%		69,212	199,012	14.57	89.4%		(Target), Bed Bath & Beyond, Famous Footwear
Scottsdale Horizon	Phoenix-Mesa-Scottsdale, AZ		100.0%		10,237	148,383	28.30	100.0%	(Safeway)
Squaw Peak Plaza	Phoenix-Mesa-Scottsdale, AZ		100.0%		60,728	60,728	17.18	96.0%	Sprouts Farmers Market
The Shoppes at Parkwood Ranch	Phoenix-Mesa-Scottsdale, AZ		100.0%		92,626	106,738	12.35	95.4%		Hobby Lobby, Dollar Tree
Valley Plaza	Phoenix-Mesa-Scottsdale, AZ		100.0%		145,518	153,880	15.96	89.9%	US Foods	Ross Dress for Less
Entrada de Oro	Tucson, AZ		100.0%		88,665	109,075	17.08	95.7%	Walmart Neighborhood Market
Madera Village	Tucson, AZ		100.0%		96,697	106,858	11.76	97.9%	Safeway	Walgreens, Dollar Tree
Oracle Crossings	Tucson, AZ		100.0%		251,194	261,194	17.55	99.2%	Sprouts Farmers Market	Kohl's, Home Goods
Oracle Wetmore	Tucson, AZ		100.0%		150,109	343,237	24.40	97.2%		(Home Depot), Cost Plus, PetSmart, Walgreens, Ulta Beauty
Shoppes at Bears Path	Tucson, AZ		100.0%		43,928	66,131	16.03	81.7%		(Osco Drug)
Arizona Total:	# of Properties:	23			2,217,809	3,877,269	16.46	94.4%
Arkansas
Markham Square	Little Rock-N. Little Rock, AR		100.0%		124,284	124,284	8.39	100.0%		Burlington Coat Factory, Ross Dress for Less
Markham West	Little Rock-N. Little Rock, AR		100.0%		178,500	178,500	10.12	100.0%		Academy, Office Depot, Michaels, Dollar Tree
Westgate	Little Rock-N. Little Rock, AR		100.0%		52,626	52,626	10.69	96.4%		Stein Mart
Arkansas Total:	# of Properties:	3			355,410	355,410	9.58	99.5%
California
8000 Sunset Strip Shopping Center	Los Angeles-Long Beach et al, CA		100.0%		172,596	172,596	39.05	84.4%	Trader Joe's	Crunch, Sundance Cinemas
Buena Vista Marketplace	Los Angeles-Long Beach et al, CA		100.0%		90,805	115,340	23.07	100.0%	Ralph's	Dollar Tree
Centerwood Plaza	Los Angeles-Long Beach et al, CA		100.0%		75,486	90,776	12.03	91.1%	Superior Grocers
Westminster Center	Los Angeles-Long Beach et al, CA		100.0%		417,567	425,437	17.73	97.1%	Albertsons	Home Depot, Ross Dress for Less, Petco, Rite Aid
Hallmark Town Center	Madera, CA		100.0%		85,066	98,359	13.16	97.5%	Food 4 Less	Bally Total Fitness

Weingarten Realty Investors
Property Listing
As of December 31, 2013

Center	CBSA		Owned %	Foot Notes	Owned GLA	Total GLA	Average Base Rent (ABR)	Occupancy %	Grocer Anchor	Other Anchors ( ) indicates owned by others
Marshalls Plaza	Modesto, CA		100.0%		78,752	85,952	15.14	90.3%		Marshalls, Dress Barn, Guitar Center
Shasta Crossroads	Redding, CA		100.0%		121,183	176,866	17.28	99.0%	Food Maxx	(Target), Sports Authority
Shasta Crossroads (II)	Redding, CA		40.0%	(1)(3)	30,313	90,663	13.81	100.0%	Food Maxx	(Target), Sports Authority
Chino Hills Marketplace	Riverside et al, CA		100.0%		310,921	310,921	19.71	94.0%	Von’s	Dollar Tree, 24 Hour Fitness, Rite Aid
Jess Ranch Marketplace	Riverside et al, CA		100.0%		208,700	307,870	19.37	96.6%	(Winco Foods)	Burlington Coat Factory, PetSmart, Rite Aid, Big 5
Jess Ranch Phase III	Riverside et al, CA		100.0%		184,809	194,342	18.68	97.1%	(Winco Foods)	Best Buy, Cinemark Theatres, Bed Bath & Beyond, 24 Hour Fitness
Menifee Town Center	Riverside et al, CA		100.0%		124,431	248,734	16.17	100.0%	Ralph's	Ross Dress for Less, Dollar Tree
Stoneridge Town Centre	Riverside et al, CA		67.0%	(1)(3)	106,821	434,450	22.07	83.5%	(Super Target)	Office Max, (Kohl's)
Arcade Square	Sacramento-Arden et al, CA		100.0%		76,497	76,497	13.06	93.4%	Grocery Outlet
Discovery Plaza	Sacramento-Arden et al, CA		100.0%		93,398	93,398	15.98	94.8%	Bel Air Market
Prospectors Plaza	Sacramento-Arden et al, CA		100.0%		243,907	252,521	22.76	95.6%	SaveMart	Kmart, CVS Pharmacy
Summerhill Plaza	Sacramento-Arden et al, CA		100.0%		128,835	128,835	11.49	93.8%	Raley’s	Dollar Tree
Valley	Sacramento-Arden et al, CA		100.0%		98,240	107,005	17.80	91.4%	Raley's
El Camino Promenade	San Diego-Carlsbad et al, CA		100.0%		129,676	129,676	23.73	96.6%		T.J. Maxx, Staples, Dollar Tree
Rancho San Marcos Village	San Diego-Carlsbad et al, CA		100.0%		120,829	132,689	18.71	94.6%	Von’s	24 Hour Fitness
San Marcos Plaza	San Diego-Carlsbad et al, CA		100.0%		35,880	81,086	32.02	93.6%	(Albertsons)
580 Market Place	San Francisco-Oakland et al, CA		100.0%		100,097	100,097	28.73	100.0%	Safeway	24 Hour Fitness, Petco
Fremont Gateway Plaza	San Francisco-Oakland et al, CA		100.0%		194,601	361,701	19.23	99.2%	Raley’s	24 Hour Fitness, (Walgreens)
Greenhouse Marketplace	San Francisco-Oakland et al, CA		100.0%		147,063	236,832	19.34	100.0%	(Safeway)	(CVS Pharmacy), Jo-Ann Fabrics, 99 Cents Only, Factory 2 U, Petco
Silver Creek Plaza	San Jose-Sunnyvale et al, CA		100.0%		132,925	197,925	23.25	100.0%	Safeway	Walgreens, (Orchard Supply)
Freedom Centre	Santa Cruz-Watsonville, CA		100.0%		150,865	150,865	14.46	99.2%	Safeway	Rite Aid, Big Lots
Stony Point Plaza	Santa Rosa-Petaluma, CA		100.0%		194,569	200,011	14.00	100.0%	Food Maxx	Ross Dress for Less, Fallas Paredes
Creekside Center	Vallejo-Fairfield, CA		100.0%		114,445	114,445	20.20	91.6%	Raley’s
Southampton Center	Vallejo-Fairfield, CA		100.0%		162,426	162,426	18.92	99.2%	Raley’s	Ace Hardware
California Total:	# of Properties:	29			4,131,703	5,278,315	19.26	95.9%
Colorado
Aurora City Place	Denver-Aurora, CO		50.0%	(1)(3)	180,478	542,956	16.38	93.1%	(Super Target)	Sports Authority, Barnes & Noble, Ross Dress For Less, PetSmart
Cherry Creek	Denver-Aurora, CO		100.0%		78,148	272,671	25.95	100.0%		Sports Authority, PetSmart, (Target)
CityCenter Englewood	Denver-Aurora, CO		51.0%	(1)(3)	137,298	359,213	15.46	81.0%		(Walmart), Ross Dress for Less, Petco, Office Depot, Bally Total Fitness
Crossing at Stonegate	Denver-Aurora, CO		51.0%	(1)(3)	55,620	109,058	15.27	100.0%	King Sooper’s
Edgewater Marketplace	Denver-Aurora, CO		100.0%		144,553	270,553	10.55	96.9%	King Sooper's	Ace Hardware, (Target)
Green Valley Ranch Towne Center	Denver-Aurora, CO		50.0%	(1)(3)	28,474	114,947	20.81	95.0%	(King Sooper’s)
Lowry Town Center	Denver-Aurora, CO		50.0%	(1)(3)	38,349	129,398	25.50	93.8%	(Albertsons)
River Point at Sheridan	Denver-Aurora, CO		100.0%		185,887	519,020	16.61	90.7%		(Target), (Costco), Regal Cinema, Michaels, Tuesday Morning
Thorncreek Crossing	Denver-Aurora, CO		51.0%	(1)(3)	108,185	386,127	16.04	100.0%	Sunflower Farmers Market, (Super Target)	Barnes & Noble, Cost Plus, Michaels, OfficeMax, Dollar Tree
Westminster Plaza	Denver-Aurora, CO		50.0%	(1)	48,506	111,113	17.22	100.0%	Safeway	(Walgreens)
Colorado Total:	# of Properties:	10			1,005,498	2,815,056	16.66	93.6%

Weingarten Realty Investors
Property Listing
As of December 31, 2013

Center	CBSA	Owned %	Foot Notes	Owned GLA	Total GLA	Average Base Rent (ABR)	Occupancy %	Grocer Anchor	Other Anchors ( ) indicates owned by others
Florida
Shoppes at Paradise Isle	Fort Walton Beach et al, FL	25.0%	(1)(3)	42,917	171,669	16.10	98.4%		Big Lots, Best Buy, PetSmart, Office Depot, Michaels
Argyle Village	Jacksonville, FL	100.0%		312,432	312,432	10.90	93.4%	Publix	Bed Bath & Beyond, T.J. Maxx, Babies “R” Us, Jo-Ann’s Fabrics, Michaels
Atlantic North	Jacksonville, FL	50.0%	(1)(3)(4)	33,842	112,685	N/A	100.0%		Academy, (LA Fitness)
Atlantic West	Jacksonville, FL	50.0%	(1)(3)	42,284	180,578	13.31	100.0%		T.J. Maxx, Office Depot, Dollar Tree, Shoe Carnival, (Kohl's)
Epic Village - St. Augustine	Jacksonville, FL	70.0%	(1)	8,542	64,180	18.24	78.5%		(Epic Theaters)
Kernan Village	Jacksonville, FL	50.0%	(1)(3)	42,579	288,780	15.67	98.6%	(Walmart Supercenter)	Ross Dress for Less, Petco
Boca Lyons	Miami-Fort Lauderdale et al, FL	100.0%		117,515	117,515	21.22	81.8%		Ross Dress for Less
Embassy Lakes	Miami-Fort Lauderdale et al, FL	100.0%		131,723	179,937	13.18	89.2%	Winn Dixie	Tuesday Morning, Dollar Tree
Flamingo Pines	Miami-Fort Lauderdale et al, FL	100.0%		139,462	266,761	20.64	96.2%	(Walmart Supercenter)	U.S. Post Office, Florida Technical College
Flamingo Pines	Miami-Fort Lauderdale et al, FL	20.0%	(1)(3)	25,373	148,840	16.79	91.7%	Publix
Hollywood Hills Plaza	Miami-Fort Lauderdale et al, FL	20.0%	(1)(3)	72,957	408,509	18.56	99.1%	Publix	Target, CVS/pharmacy
Northridge	Miami-Fort Lauderdale et al, FL	20.0%	(1)(3)	46,720	236,628	16.86	98.4%	Publix	Petco, Ross Dress for Less, Dollar Tree
Pembroke Commons	Miami-Fort Lauderdale et al, FL	20.0%	(1)(3)	60,895	324,731	13.81	100.0%	Publix	Marshalls, Ross Dress for Less, LA Fitness, Dollar Tree
Publix at Laguna Isles	Miami-Fort Lauderdale et al, FL	100.0%		69,475	69,475	14.07	95.9%	Publix
Shoppes at Parkland	Miami-Fort Lauderdale et al, FL	30.0%	(1)	43,716	167,308	12.81	93.7%	BJ's Wholesale Club
Sunrise West Shopping Center	Miami-Fort Lauderdale et al, FL	25.0%	(1)(3)	19,080	76,321	14.13	86.4%	Publix
Tamiami Trail Shops	Miami-Fort Lauderdale et al, FL	20.0%	(1)(3)	22,173	132,564	15.58	95.7%	Publix	CVS/pharmacy
TJ Maxx Plaza	Miami-Fort Lauderdale et al, FL	100.0%		161,429	161,429	15.29	96.6%	Winn Dixie	T.J. Maxx, Dollar Tree
Vizcaya Square	Miami-Fort Lauderdale et al, FL	100.0%		110,081	110,081	14.95	97.2%	Winn Dixie
Sea Ranch Centre	Miami-Fort Lauderdale-Pompano Beach, FL	100.0%		98,874	98,874	16.96	86.2%	Publix	CVS/pharmacy, Dollar Tree
Alafaya Square	Orlando, FL	20.0%	(1)(3)	35,297	176,486	12.03	80.8%	Publix
Clermont Landing	Orlando, FL	65.7%	(1)(3)	111,212	338,956	16.03	94.0%		(J.C. Penney), (Epic Theater), T.J. Maxx, Ross Dress for Less, Michaels
Colonial Landing	Orlando, FL	50.0%	(1)	129,512	259,024	13.51	100.0%		PetSmart, Sports Authority, Bed Bath & Beyond, buybuy BABY
Colonial Plaza	Orlando, FL	100.0%		498,794	498,794	13.62	98.1%		Staples, Ross Dress for Less, Marshalls, Old Navy, Stein Mart, Barnes & Noble, Petco, Big Lots, Hobby Lobby
International Drive Value Center	Orlando, FL	20.0%	(1)(3)	37,073	185,365	9.03	92.3%		Bed Bath & Beyond, Ross Dress for Less, T.J. Maxx
Marketplace at Seminole Towne Center	Orlando, FL	100.0%		302,135	484,048	14.84	99.7%	(Super Target)	Marshalls, Ross Dress for Less, Old Navy, Sports Authority, Petco
Phillips Crossing	Orlando, FL	100.0%		145,644	145,644	26.65	100.0%	Whole Foods	Golf Galaxy, Michaels
Phillips Landing	Orlando, FL	100.0%		66,218	286,033	18.50	100.0%	(Walmart Supercenter)	Planet Fitness
The Marketplace at Dr. Phillips	Orlando, FL	20.0%	(1)(3)	65,218	326,090	21.37	97.9%	Publix	Stein Mart, Home Goods, Morton's of Chicago, Office Depot
The Shoppes at South Semoran	Orlando, FL	100.0%		101,611	101,611	12.06	100.0%	Walmart Neighborhood Market	Dollar Tree
University Palms	Orlando, FL	30.0%	(1)	29,752	105,127	13.66	100.0%	Publix
Winter Park Corners	Orlando, FL	100.0%		102,382	102,382	19.39	100.0%	Whole Foods Market
Indian Harbour Place	Palm Bay-Melbourne et al, FL	25.0%	(1)(3)	40,880	163,521	11.98	95.5%	Publix	Bealls
Lake Washington Crossing	Palm Bay-Melbourne et al, FL	25.0%	(1)(3)	29,674	118,698	10.13	86.7%	Publix
Pineapple Commons	Port St. Lucie-Fort Pierce, FL	20.0%	(1)(3)	50,023	264,468	14.71	100.0%		Ross Dress for Less, Best Buy, PetSmart, Marshalls, (CVS/pharmacy)
Quesada Commons	Punta Gorda, FL	25.0%	(1)(3)	14,722	58,890	13.31	95.4%	Publix	(Walgreens)

Weingarten Realty Investors
Property Listing
As of December 31, 2013

Center	CBSA		Owned %	Foot Notes	Owned GLA	Total GLA	Average Base Rent (ABR)	Occupancy %	Grocer Anchor	Other Anchors ( ) indicates owned by others
Shoppes of Port Charlotte	Punta Gorda, FL		25.0%	(1)(3)	10,253	41,011	19.21	90.2%	(Publix)	Petco, (Walgreens)
Shoppes of Port Charlotte	Punta Gorda, FL		25.0%	(1)(3)(4)	980	3,921	N/A	100.0%	(Publix)	Chick-fil-A, (Walgreens)
Countryside Centre	Tampa-St. Petersburg et al, FL		100.0%		248,253	248,253	14.07	96.5%		T.J. Maxx, Home Goods, Dick's Sporting Goods, Ross Dress for Less
East Lake Woodlands	Tampa-St. Petersburg et al, FL		20.0%	(1)(3)	28,739	143,693	14.08	83.0%		Walgreens
Largo Mall	Tampa-St. Petersburg et al, FL		100.0%		377,483	575,114	15.64	94.2%	(Albertsons)	Bealls, Marshalls, PetSmart, Bed Bath & Beyond, Staples, Michaels, (Target)
Palms of Carrollwood	Tampa-St. Petersburg et al, FL		100.0%		167,887	167,887	13.35	83.8%	The Fresh Market	Bed Bath & Beyond
Sunset 19	Tampa-St. Petersburg et al, FL		100.0%		275,910	275,910	12.04	99.6%		Bed Bath & Beyond, Staples, Comp USA, Barnes & Noble, Sports Authority, Old Navy
Whole Foods @ Carrollwood	Tampa-St. Petersburg et al, FL		100.0%	(4)	36,900	36,900	N/A	100.0%	Whole Foods Market
Florida Total:	# of Properties:	43			4,508,621	8,737,123	15.10	95.6%
Georgia
Brookwood Marketplace	Atlanta-Sandy Springs et al, GA		100.0%		199,594	397,295	17.98	89.6%	(Super Target)	Home Depot, Bed Bath & Beyond, Office Max
Brookwood Square	Atlanta-Sandy Springs et al, GA		100.0%		177,903	177,903	8.86	87.8%		Marshalls, LA Fitness
Brownsville Commons	Atlanta-Sandy Springs et al, GA		100.0%		27,747	81,886	17.63	89.2%	(Kroger)
Camp Creek Marketplace II	Atlanta-Sandy Springs et al, GA		100.0%		196,283	228,003	13.84	96.4%		DSW, LA Fitness, Shopper's World, American Signature
Cherokee Plaza	Atlanta-Sandy Springs et al, GA		30.0%	(1)	30,859	102,864	20.17	97.1%	Kroger
Dacula Marketplace	Atlanta-Sandy Springs et al, GA		100.0%		24,140	116,943	22.21	81.1%	(Kroger)
Dallas Commons	Atlanta-Sandy Springs et al, GA		100.0%		25,158	95,262	23.01	100.0%	(Kroger)
Grayson Commons	Atlanta-Sandy Springs et al, GA		100.0%		76,611	76,611	14.29	91.0%	Kroger
Lakeside Marketplace	Atlanta-Sandy Springs et al, GA		100.0%		137,693	332,889	15.96	100.0%	(Super Target)	Ross Dress for Less, Petco
Mansell Crossing	Atlanta-Sandy Springs et al, GA		20.0%	(1)(3)	20,586	102,931	12.46	100.0%		buybuy BABY, Ross Dress for Less, Rooms to Go
Perimeter Village	Atlanta-Sandy Springs et al, GA		100.0%		373,621	373,621	18.71	98.9%	Walmart Supercenter	Cost Plus World Market, DSW, Hobby Lobby
Publix at Princeton Lakes	Atlanta-Sandy Springs et al, GA		20.0%	(1)(3)	13,681	72,207	16.53	100.0%	Publix
Reynolds Crossing	Atlanta-Sandy Springs et al, GA		100.0%		45,758	115,983	24.82	89.4%	(Kroger)
Roswell Corners	Atlanta-Sandy Springs et al, GA		100.0%		140,479	318,369	16.73	95.1%	(Super Target)	Staples, T.J. Maxx
Roswell Crossing	Atlanta-Sandy Springs et al, GA		100.0%		201,979	201,979	13.82	92.1%	Trader Joe's	Office Max, PetSmart, Walgreens
Sandy Plains Exchange	Atlanta-Sandy Springs et al, GA		30.0%	(1)	21,835	72,784	13.48	93.2%	Publix
Thompson Bridge Commons	Gainesville, GA		30.0%	(1)	28,676	95,587	13.55	97.4%	Kroger
Georgia Total:	# of Properties:	17			1,742,603	2,963,117	15.77	94.3%
Kentucky
Millpond Center	Lexington-Fayette, KY		100.0%		124,498	151,498	10.45	91.2%	Kroger
Regency Shopping Centre	Lexington-Fayette, KY		100.0%		142,738	188,782	13.71	91.9%	(Kroger)	T.J. Maxx, Michaels
Tates Creek	Lexington-Fayette, KY		100.0%		198,372	203,532	14.53	97.3%	Kroger	Rite Aid
Festival at Jefferson Court	Louisville, KY-IN		100.0%		168,986	218,396	12.56	98.0%	Kroger	(PetSmart), Staples, Factory Card Outlet
Kentucky Total:	# of Properties:	4			634,594	762,208	13.00	95.1%
Louisiana
Town & Country Plaza	Hammond, LA		100.0%		226,142	226,142	8.77	93.4%	Winn Dixie	Ross Dress for Less, Office Depot, CVS/pharmacy
Westwood Village	Lafayette, LA		100.0%		138,034	138,034	9.73	99.2%	Rouses Supermarket	Stage, CVS

Weingarten Realty Investors
Property Listing
As of December 31, 2013

Center	CBSA		Owned %	Foot Notes	Owned GLA	Total GLA	Average Base Rent (ABR)	Occupancy %	Grocer Anchor	Other Anchors ( ) indicates owned by others
14/Park Plaza	Lake Charles, LA		100.0%		172,068	172,068	7.42	60.3%		Conn’s, Anna's Linens, Family Dollar, Citi Trends
K-Mart Plaza	Lake Charles, LA		50.0%	(1)(3)	107,974	232,390	9.33	100.0%	Albertsons	Kmart, Dollar Tree, Planet Fitness
Southgate	Lake Charles, LA		100.0%		156,838	156,838	10.48	85.5%	Market Basket	Office Depot, Books-A-Million
Danville Plaza	Monroe, LA		100.0%		136,368	136,368	5.39	96.3%	County Market	Citi Trends, Surplus Warehouse
Manhattan Place	New Orleans-Metairie-Kenner, LA		100.0%		137,315	276,615	14.61	90.8%		(Target), Ross Dress for Less, Stage, K&G Fashion
University Place	Shreveport-Bossier City, LA		100.0%		206,753	381,253	16.37	97.1%	(Super Target)	Best Buy, T.J. Maxx, CVS/pharmacy, Bed Bath & Beyond
Louisiana Total:	# of Properties:	8			1,281,492	1,719,708	10.86	89.8%
Maryland
Pike Center	Washington, DC-VA-MD-WV		100.0%		81,336	81,336	54.55	97.3%		T.G.I. Friday's, Ethan Allen, Pier 1
Maryland Total:	# of Properties:	1			81,336	81,336	54.55	97.3%
Missouri
Ballwin Plaza	St. Louis, MO-IL		100.0%		200,915	200,915	7.96	81.1%	Schnucks	Michaels
Western Plaza	St. Louis, MO-IL		50.0%	(1)(3)	28,367	56,734	7.78	100.0%		Value Village
Missouri Total:	# of Properties:	2			229,282	257,649	7.94	83.4%
Nevada
Best in the West	Las Vegas-Paradise, NV		100.0%		428,067	428,067	17.36	100.0%		Best Buy, JoAnn's Fabrics, Babies "R" Us, Bed Bath & Beyond, Petsmart, Office Depot
Charleston Commons	Las Vegas-Paradise, NV		100.0%		332,298	362,273	15.52	98.0%	Walmart	Ross Dress for Less, Office Max, 99 Cents Only, PetSmart
College Park S.C.	Las Vegas-Paradise, NV		100.0%		167,654	195,367	11.61	94.4%	El Super	Anna's Linens, Factory 2 U, CVS
Eastern Horizon	Las Vegas-Paradise, NV		100.0%		65,848	209,727	21.10	82.0%	Trader Joe's, (Kmart)
Francisco Centre	Las Vegas-Paradise, NV		100.0%		116,973	148,815	11.18	86.5%	La Bonita Grocery	(Ross Dress for Less), Fallas Paredes
Paradise Marketplace	Las Vegas-Paradise, NV		100.0%		78,077	148,572	16.86	86.8%	(Smith’s Food)	Dollar Tree
Rainbow Plaza	Las Vegas-Paradise, NV		100.0%		273,916	273,916	14.37	97.2%	Albertsons	Ross Dress for Less, JC Penney, Home Depot, 24 Hour Fitness
Rainbow Plaza, Phase I	Las Vegas-Paradise, NV		100.0%		136,339	136,339	13.27	96.0%	Albertsons	Ross Dress for Less, JC Penney, Home Depot, 24 Hour Fitness
Rancho Towne & Country	Las Vegas-Paradise, NV		100.0%		84,751	139,847	12.21	100.0%	Smith’s Food
Tropicana Beltway	Las Vegas-Paradise, NV		100.0%		246,483	617,821	17.84	93.4%	(Walmart Supercenter)	(Lowe’s), Ross Dress for Less, PetSmart, Office Depot, Sports Authority
Tropicana Marketplace	Las Vegas-Paradise, NV		100.0%		69,475	142,643	19.24	84.5%	(Smith’s Food)	Family Dollar
Westland Fair North	Las Vegas-Paradise, NV		100.0%		214,127	602,904	17.17	97.2%	(Walmart Supercenter)	(Lowe’s), PetSmart, Office Depot, Michaels, Anna's Linens
Nevada Total:	# of Properties:	11			2,214,008	3,406,291	15.63	95.3%
New Mexico
Eastdale	Albuquerque, NM		100.0%		119,088	119,088	7.32	90.8%	Albertsons	Family Dollar
North Towne Plaza	Albuquerque, NM		100.0%		112,666	142,106	20.97	97.5%	Whole Foods Market	Home Goods
New Mexico Total:	# of Properties:	2			231,754	261,194	14.20	94.1%
North Carolina
Galleria	Charlotte-Gastonia et al, NC-SC		100.0%		120,674	328,276	17.00	90.7%	(Walmart Supercenter)	Off Broadway Shoes
Whitehall Commons	Charlotte-Gastonia et al, NC-SC		100.0%		41,941	444,561	23.99	93.6%	(Walmart Supercenter), (BI-LO)	(Lowe's)
Bull City Market	Durham, NC		100.0%		40,875	40,875	18.42	100.0%	Whole Foods Market
Chatham Crossing	Durham, NC		25.0%	(1)(3)	24,039	96,155	13.64	100.0%	Lowes Food	CVS/pharmacy

Weingarten Realty Investors
Property Listing
As of December 31, 2013

Center	CBSA		Owned %	Foot Notes	Owned GLA	Total GLA	Average Base Rent (ABR)	Occupancy %	Grocer Anchor	Other Anchors ( ) indicates owned by others
Hope Valley Commons	Durham, NC		100.0%		81,371	81,371	22.48	98.5%	Harris Teeter
Avent Ferry	Raleigh-Cary, NC		100.0%		111,622	111,622	18.29	87.0%	Food Lion	Family Dollar
Capital Square	Raleigh-Cary, NC		100.0%		143,063	143,063	7.36	100.0%	Food Lion
Falls Pointe	Raleigh-Cary, NC		100.0%		112,203	198,553	17.04	90.8%	Harris Teeter	(Kohl’s)
Harrison Pointe	Raleigh-Cary, NC		100.0%		130,758	130,758	16.05	95.8%	Harris Teeter	Staples
Heritage Station	Raleigh-Cary, NC		30.0%	(1)	20,592	77,669	20.29	96.1%	Harris Teeter
High House Crossing	Raleigh-Cary, NC		100.0%		90,155	90,155	13.83	100.0%	Harris Teeter
Leesville Town Centre	Raleigh-Cary, NC		100.0%		114,396	114,396	22.12	92.2%	Harris Teeter	Rite Aid
Northwoods Market	Raleigh-Cary, NC		100.0%		77,802	77,802	11.19	95.9%	Walmart Neighborhood Market	Dollar Tree
Parkway Pointe	Raleigh-Cary, NC		100.0%		80,061	80,061	11.10	93.6%	Food Lion	Rite Aid
Six Forks Station	Raleigh-Cary, NC		100.0%		468,178	468,178	11.54	94.2%	Food Lion	Kmart, Home Depot, Bed Bath & Beyond, PetSmart
Stonehenge Market	Raleigh-Cary, NC		100.0%		188,449	188,449	12.60	98.4%	Harris Teeter	Stein Mart, Rite Aid
Surf City Crossing	Wilmington, NC		100.0%		63,016	63,016	11.00	93.1%	Harris Teeter
Waterford Village	Wilmington, NC		100.0%		89,715	89,715	20.36	97.2%	Harris Teeter
North Carolina Total:	# of Properties:	18			1,998,910	2,824,675	14.35	95.0%
Oklahoma
Town and Country	Oklahoma City, OK		100.0%		128,231	128,231	6.55	91.3%		Office Depot, Big Lots, Westlake Hardware, Aaron Rents
Oklahoma Total:	# of Properties:	1			128,231	128,231	6.55	91.3%
Oregon
Clackamas Square	Portland-Vancouver et al, OR-WA		20.0%	(1)(3)	14,790	140,227	17.70	97.6%	(Winco Foods)	T.J. Maxx
Oak Grove Market Center	Portland-Vancouver et al, OR-WA		100.0%		97,177	97,177	13.27	94.0%	Safeway
Raleigh Hills Plaza	Portland-Vancouver et al, OR-WA		20.0%	(1)(3)	7,904	39,520	24.40	100.0%	New Seasons Market	Walgreens
Oregon Total:	# of Properties:	3			119,871	276,924	14.59	94.8%
South Carolina
Fresh Market Shoppes	Hilton Head Island-Beaufort, SC		25.0%	(1)(3)	21,686	86,746	15.14	90.7%	The Fresh Market
South Carolina Total:	# of Properties:	1			21,686	86,746	15.14	90.7%
Tennessee
Bartlett Towne Center	Memphis, TN-MS-AR		100.0%		192,624	192,624	11.29	100.0%	Kroger	Petco, Dollar Tree, Shoe Carnival
Commons at Dexter Lake	Memphis, TN-MS-AR		30.0%	(1)	50,087	178,558	8.86	90.4%	Kroger	Stein Mart, Marshalls, HomeGoods
Commons at Dexter Lake Phase II	Memphis, TN-MS-AR		30.0%	(1)	18,551	66,838	12.94	84.6%	Kroger	Stein Mart, Marshalls, HomeGoods
Highland Square	Memphis, TN-MS-AR		100.0%	(4)	14,490	14,490	N/A	100.0%		Walgreens
Mendenhall Commons	Memphis, TN-MS-AR		30.0%	(1)	26,432	88,108	11.44	97.4%	Kroger
Ridgeway Trace	Memphis, TN-MS-AR		100.0%		169,987	307,727	20.83	97.1%		(Target), Best Buy, Sports Authority, PetSmart, Staples
Tennessee Total:	# of Properties:	5			472,171	848,345	14.61	97.2%
Texas
Bell Plaza	Amarillo, TX		15.0%	(1)	19,595	130,631	12.58	82.4%	United Supermarket	Dollar Tree
Mueller Regional Retail Center	Austin-Round Rock-San Marcos, TX		100.0%		351,070	351,070	16.97	98.0%		Marshalls, PetSmart, Bed Bath & Beyond, Home Depot, Best Buy

Weingarten Realty Investors
Property Listing
As of December 31, 2013

Center	CBSA	Owned %	Foot Notes	Owned GLA	Total GLA	Average Base Rent (ABR)	Occupancy %	Grocer Anchor	Other Anchors ( ) indicates owned by others
Crossroads	Beaumont-Port Arthur, TX	100.0%		115,798	115,798	5.38	100.0%	Market Basket	Bealls, Baskins, Burke’s Outlet
North Park Plaza	Beaumont-Port Arthur, TX	50.0%	(1)(3)	69,100	279,530	14.69	100.0%		(Target), (Toys “R” Us), Anna's Linens, Spec's, Kirkland's
Phelan West	Beaumont-Port Arthur, TX	66.7%	(1)(3)	15,552	82,221	13.17	100.0%	(Kroger)
North Towne Plaza	Brownsville-Harlingen, TX	100.0%		36,000	153,000	21.00	32.2%		(Lowe's)
Moore Plaza	Corpus Christi, TX	100.0%		371,650	599,622	14.45	98.7%	(H-E-B)	Office Depot, Marshalls, (Target), Old Navy, Hobby Lobby, Stein Mart
Boswell Towne Center	Dallas-Fort Worth-Arlington, TX	100.0%		26,088	88,008	21.93	100.0%	(Albertsons)
Gateway Station	Dallas-Fort Worth-Arlington, TX	70.0%	(1)	47,852	68,360	11.79	64.2%		Conn's
Lake Pointe Market Center	Dallas-Fort Worth-Arlington, TX	100.0%		40,513	121,689	21.48	75.9%	(Tom Thumb)	(Walgreens)
Overton Park Plaza	Dallas-Fort Worth-Arlington, TX	100.0%		348,788	458,788	14.08	98.1%	Sprouts Farmers Market	Sports Authority, PetSmart, T.J. Maxx, (Home Depot), Goody Goody Wines, Anna’s Linens, buybuy BABY
Preston Shepard Place	Dallas-Fort Worth-Arlington, TX	20.0%	(1)(3)	72,667	363,337	16.60	98.1%		Babies "R" Us, Stein Mart, Nordstrom, Marshalls, Office Depot, Petco
10/Federal	Houston-Baytown-Sugar Land, TX	15.0%	(1)	19,871	132,472	8.33	99.2%	Sellers Bros.	Palais Royal, Harbor Freight Tools
1919 North Loop West	Houston-Baytown-Sugar Land, TX	100.0%		138,058	138,058	N/A	73.4%		State of Texas
Alabama-Shepherd	Houston-Baytown-Sugar Land, TX	100.0%		56,969	56,969	22.68	100.0%	Trader Joe's	PetSmart
Bellaire Boulevard	Houston-Baytown-Sugar Land, TX	30.0%	(1)	10,524	41,273	26.74	100.0%	Randall’s
Blalock Market at I-10	Houston-Baytown-Sugar Land, TX	100.0%		97,277	97,277	15.28	100.0%	99 Ranch Market
Braeswood Square	Houston-Baytown-Sugar Land, TX	100.0%		104,686	104,686	12.67	99.4%	Belden’s	Walgreens
Broadway	Houston-Baytown-Sugar Land, TX	15.0%	(1)	11,191	74,604	7.58	92.1%		Big Lots, Family Dollar
Centre at Post Oak	Houston-Baytown-Sugar Land, TX	100.0%		183,940	183,940	30.54	99.1%		Marshalls, Old Navy, Grand Lux Café, Nordstrom Rack, Arhaus
Champions Village	Houston-Baytown-Sugar Land, TX	30.0%	(1)	117,890	392,967	12.96	93.7%	Randall’s	Stein Mart, Palais Royal, Cost Plus, Barnes & Noble
Citadel Plaza	Houston-Baytown-Sugar Land, TX	100.0%		121,000	121,000	N/A	100.0%		Weingarten Realty Investors Corporate Office
Cullen Plaza	Houston-Baytown-Sugar Land, TX	15.0%	(1)	12,678	84,517	11.01	100.0%	Fiesta	Family Dollar
Cypress Pointe	Houston-Baytown-Sugar Land, TX	100.0%		186,721	283,381	9.56	97.3%	Kroger	Babies “R” Us
Cypress Station	Houston-Baytown-Sugar Land, TX	100.0%		140,924	140,924	14.08	77.5%		David's Bridal
Fiesta Village	Houston-Baytown-Sugar Land, TX	15.0%	(1)	4,537	30,249	8.81	100.0%	Fiesta
Galveston Place	Houston-Baytown-Sugar Land, TX	100.0%		210,537	210,537	10.59	98.5%	Randall’s	Office Depot, Palais Royal, Spec's
Glenbrook Square	Houston-Baytown-Sugar Land, TX	15.0%	(1)	11,684	77,890	8.26	89.6%	Kroger
Griggs Road	Houston-Baytown-Sugar Land, TX	15.0%	(1)	12,017	80,116	10.89	51.9%		Family Dollar, Citi Trends
Harrisburg Plaza	Houston-Baytown-Sugar Land, TX	15.0%	(1)	14,016	93,438	16.54	93.0%		Fallas Paredes
HEB - Dairy Ashford & Memorial	Houston-Baytown-Sugar Land, TX	100.0%	(4)	36,874	36,874	N/A	100.0%	H-E-B
Heights Plaza	Houston-Baytown-Sugar Land, TX	100.0%		71,277	71,277	8.42	96.4%	Kroger
Humblewood Shopping Plaza	Houston-Baytown-Sugar Land, TX	100.0%		180,226	279,226	14.15	100.0%	Kroger	Conn’s, Walgreens, (Michaels), (DSW)
I-45/Telephone Rd. Center	Houston-Baytown-Sugar Land, TX	15.0%	(1)	25,740	171,599	10.84	100.0%	Sellers Bros.	Famsa, Dollar Tree, Fallas Paredes
Kirby Strip Center	Houston-Baytown-Sugar Land, TX	100.0%		10,005	10,005	26.66	100.0%		Freebirds Burrito
Lawndale	Houston-Baytown-Sugar Land, TX	15.0%	(1)	7,819	52,127	10.47	100.0%		LaMichoacana Meat Market, Family Dollar, 99 Cents Only
League City Plaza	Houston-Baytown-Sugar Land, TX	15.0%	(1)	19,048	126,990	12.49	95.7%	Kroger
Little York Plaza	Houston-Baytown-Sugar Land, TX	15.0%	(1)	17,082	113,878	9.21	85.1%	Sellers Bros.	Fallas Paredes
Lyons Avenue	Houston-Baytown-Sugar Land, TX	15.0%	(1)	10,144	67,629	7.73	100.0%	Fiesta	Fallas Paredes
Market at Town Center	Houston-Baytown-Sugar Land, TX	100.0%		388,865	388,865	19.04	98.0%		Old Navy, Home Goods, Marshalls, Ross Dress for Less

Weingarten Realty Investors
Property Listing
As of December 31, 2013

Center	CBSA	Owned %	Foot Notes	Owned GLA	Total GLA	Average Base Rent (ABR)	Occupancy %	Grocer Anchor	Other Anchors ( ) indicates owned by others
Market at Westchase	Houston-Baytown-Sugar Land, TX	100.0%		84,084	84,084	18.41	90.6%	Whole Foods Market
North Triangle	Houston-Baytown-Sugar Land, TX	100.0%		16,060	16,060	21.74	67.6%		CiCi’s Pizza
Northbrook Center	Houston-Baytown-Sugar Land, TX	100.0%		173,288	173,288	13.90	97.6%	Randall’s	Office Depot, Citi Trends, Anna’s Linens, Dollar Tree
Oak Forest	Houston-Baytown-Sugar Land, TX	100.0%		151,324	151,324	13.33	98.0%	Kroger	Ross Dress for Less, Dollar Tree
Palmer Plaza	Houston-Baytown-Sugar Land, TX	100.0%		95,251	195,231	9.44	93.3%		Dollar Tree
Randall's/Kings Crossing	Houston-Baytown-Sugar Land, TX	30.0%	(1)	37,919	126,397	16.39	96.5%	Randall’s	CVS/pharmacy
Richmond Square	Houston-Baytown-Sugar Land, TX	100.0%		92,356	92,356	20.77	100.0%		Best Buy, Cost Plus
River Oaks East	Houston-Baytown-Sugar Land, TX	100.0%		71,265	71,265	29.54	100.0%	Kroger
River Oaks West	Houston-Baytown-Sugar Land, TX	100.0%		248,663	248,663	29.54	95.6%	Kroger	Barnes & Noble, Talbots, Ann Taylor, Gap, JoS. A. Bank
Rose-Rich	Houston-Baytown-Sugar Land, TX	100.0%		102,641	102,641	8.56	76.1%		Family Dollar, Palais Royal
Shoppes at Memorial Villages	Houston-Baytown-Sugar Land, TX	100.0%		187,541	187,541	7.43	81.7%		Rexel
Shops at Three Corners	Houston-Baytown-Sugar Land, TX	70.0%	(1)	173,060	272,350	13.20	98.7%	Fiesta	Ross Dress for Less, PetSmart, Office Depot, Big Lots
Southgate	Houston-Baytown-Sugar Land, TX	15.0%	(1)	18,789	125,260	10.72	94.6%	Food-A-Rama	CVS/pharmacy, Family Dollar, Palais Royal
Spring Plaza	Houston-Baytown-Sugar Land, TX	15.0%	(1)	8,258	55,056	8.19	100.0%	Sellers Bros.	Family Dollar
Stella Link	Houston-Baytown-Sugar Land, TX	100.0%		70,087	70,087	8.35	94.9%	Sellers Bros.	Burke’s Outlet, Spec’s
Village Arcade	Houston-Baytown-Sugar Land, TX	100.0%		57,281	57,281	37.59	100.0%		Gap, BabyGap, Chicos
Village Arcade-Phase II	Houston-Baytown-Sugar Land, TX	100.0%		28,371	28,371	37.59	100.0%		Talbots
Village Arcade-Phase III	Houston-Baytown-Sugar Land, TX	100.0%		107,134	107,134	37.59	92.3%		Banana Republic, Express, Ann Taylor
Village Plaza at Bunker Hill	Houston-Baytown-Sugar Land, TX	57.8%	(1)(3)	283,399	495,204	22.99	100.0%	H-E-B	PetSmart, Babies "R" Us, Academy
Westchase Center	Houston-Baytown-Sugar Land, TX	100.0%		232,074	331,624	12.66	100.0%	Randall's	(Target), Ross Dress for Less, Golfsmith, Palais Royal, Petco
Westhill Village	Houston-Baytown-Sugar Land, TX	100.0%		130,041	130,041	14.70	91.1%		Ross Dress for Less, Office Depot, 99 Cents Only, Anna’s Linens
Independence Plaza	Laredo, TX	100.0%		335,202	335,202	12.25	96.8%	H-E-B	TJ Maxx, Ross, Hobby Lobby, Petco, Ulta Beauty
North Creek Plaza	Laredo, TX	100.0%		239,897	481,764	14.22	96.5%	(H-E-B)	(Target), Marshalls, Old Navy, Best Buy, Bed Bath & Beyond
Plantation Centre	Laredo, TX	100.0%		135,373	143,015	15.68	100.0%	H-E-B
Angelina Village	Lufkin, TX	100.0%		248,199	248,199	9.03	93.4%		Kmart, Conn's
Las Tiendas Plaza	McAllen-Edinburg-Pharr, TX	50.0%	(1)(3)	143,968	500,067	10.55	96.8%		(Target), Academy, Conn’s, Ross Dress for Less, Marshalls, Office Depot
Market at Nolana	McAllen-Edinburg-Pharr, TX	50.0%	(1)(3)	20,315	243,821	22.07	81.3%	(Walmart Supercenter)
Market at Sharyland Place	McAllen-Edinburg-Pharr, TX	50.0%	(1)(3)	56,456	301,174	18.98	95.6%	(Walmart Supercenter)	Kohl's, Dollar Tree
Northcross	McAllen-Edinburg-Pharr, TX	50.0%	(1)(3)	37,432	74,865	17.08	87.0%		Barnes & Noble
Old Navy Building	McAllen-Edinburg-Pharr, TX	50.0%	(1)(3)(4)	7,500	15,000	N/A	100.0%		Old Navy
Sharyland Towne Crossing	McAllen-Edinburg-Pharr, TX	50.0%	(1)(3)	176,520	484,949	15.11	100.0%	H-E-B	(Target), T.J. Maxx, Petco, Office Depot, Ross Dress for Less
South 10th St. HEB	McAllen-Edinburg-Pharr, TX	50.0%	(1)(3)	51,851	103,702	11.43	100.0%	H-E-B
Starr Plaza	Rio Grande City, TX	50.0%	(1)(3)	88,346	176,693	11.65	98.0%	H-E-B	Bealls
Fiesta Trails	San Antonio, TX	100.0%		306,370	482,370	15.14	97.4%	(H-E-B)	(Target), Act III Theatres, Marshalls, Office Max, Stein Mart, Petco, Anna’s Linens
Oak Park Village	San Antonio, TX	30.0%	(1)	19,286	64,287	9.82	100.0%	H-E-B
Parliament Square	San Antonio, TX	100.0%		64,950	64,950	10.76	86.8%		Family Dollar
Parliament Square II	San Antonio, TX	100.0%	(4)	54,541	54,541	N/A	100.0%		Incredible Pizza

Weingarten Realty Investors
Property Listing
As of December 31, 2013

Center	CBSA		Owned %	Foot Notes	Owned GLA	Total GLA	Average Base Rent (ABR)	Occupancy %	Grocer Anchor	Other Anchors ( ) indicates owned by others
Thousand Oaks	San Antonio, TX		15.0%	(1)	24,348	162,322	10.90	96.2%	H-E-B	Bealls, Tuesday Morning
Valley View	San Antonio, TX		100.0%		91,544	91,544	11.40	94.1%		Marshalls, Dollar Tree
Westwood Center	San Antonio, TX		100.0%		68,674	77,679	17.84	90.8%		(Walmart)
Broadway	Tyler, TX		100.0%		60,400	60,400	8.12	96.2%		Stein Mart
Texas Total:	# of Properties:	78			8,336,331	13,762,624	15.37	95.3%
Utah
DDS Office Building	Salt Lake City, UT		100.0%		27,300	27,300	N/A	100.0%
Taylorsville Town Center	Salt Lake City, UT		100.0%		90,157	130,214	17.37	94.4%	The Fresh Market	Rite Aid
West Jordan Town Center	Salt Lake City, UT		100.0%		182,099	304,899	11.89	89.5%		(Target), Petco, Office Depot
Utah Total:	# of Properties:	3			299,556	462,413	14.53	91.9%
Washington
Meridian Town Center	Seattle-Tacoma-Bellevue, WA		20.0%	(1)(3)	15,533	143,012	16.56	98.7%	(Safeway)	Jo-Ann Fabric & Craft Store, Tuesday Morning
Mukilteo Speedway Center	Seattle-Tacoma-Bellevue, WA		20.0%	(1)(3)	18,055	90,273	N/A			Dollar Tree
Promenade 23	Seattle-Tacoma-Bellevue, WA		100.0%		96,660	96,660	15.88	86.0%	Red Apple Grocers	Walgreens
Queen Anne Marketplace	Seattle-Tacoma-Bellevue, WA		51.0%	(1)(3)	41,506	81,385	25.28	100.0%	Metropolitan Market	Bartell's Drug
Rainer Square Plaza	Seattle-Tacoma-Bellevue, WA		20.0%	(1)(3)	22,161	110,803	19.17	100.0%	Safeway	Ross Dress for Less
South Hill Center	Seattle-Tacoma-Bellevue, WA		20.0%	(1)(3)	26,802	134,010	16.74	96.3%		Bed Bath & Beyond, Ross Dress for Less, Best Buy
Washington Total:	# of Properties:	6			220,717	656,143	18.51	92.7%
Total Operating Properties	# of Properties:	268			30,231,583	49,560,777
New Development
Texas
Tomball Marketplace	Houston-Baytown-Sugar Land, TX		100.0%	(2)	137,965	295,786
Texas Total:	# of Properties:	1			137,965	295,786
Virginia
Hilltop Village	Washington, DC-VA-MD-WV		100.0%	(1)(2)	0	0
Virginia Total:	# of Properties:	1			0	0
Total New Developments	# of Properties:	2			137,965	295,786
Unimproved Land
Arizona
Bullhead Parkway at State Route 95, Bullhead City						312,761
Lon Adams Rd at Tangerine Farms Rd, Marana						422,532
Southern Avenue and Signal Butte Road, Mesa						63,162
Arizona Total:						798,455
Colorado
Highway 85 and Highway 285, Sheridan						713,513
Colorado Total:						713,513

Weingarten Realty Investors
Property Listing
As of December 31, 2013

Center	CBSA	Owned %	Foot Notes	Owned GLA	Total GLA	Average Base Rent (ABR)	Occupancy %	Grocer Anchor	Other Anchors ( ) indicates owned by others
Florida
Young Pines and Curry Ford Rd, Orange County					82,764
State Road 100 & Belle Terre Parkway, Palm Coast					292,288
SR 207 at Rolling Hills Dr, St. Augustine					228,254
Florida Total:					603,306
Georgia
NWC South Fulton Pkwy. @ Hwy. 92, Union City					3,554,496
Georgia Total:					3,554,496
Louisiana
Ambassador Caffery at W. Congress, Lafayette					34,848
Louisiana Total:					34,848
Nevada
SWC Highway 215 at Decatur, Las Vegas					639,896
Nevada Total:					639,896
North Carolina
U.S. Hwy. 17 & U.S. Hwy. 74/76, Leland					549,727
Creedmoor (Highway 50) and Crabtree Valley Avenue, Raleigh					510,959
Highway 17 and Highway 210, Surf City					2,024,233
U.S. Highway 1 at Caveness Farms Rd., Wake Forest					1,637,420
North Carolina Total:					4,722,339
Tennessee
Poplar Avenue and Ridgeway Road, Memphis					53,579
Tennessee Total:					53,579
Texas
U.S. 77 and 83 at SHFM 802, Brownsville					914,723
Rock Prairie Rd. at Hwy. 6, College Station					394,218
I-30 & Horne Street, Ft Worth, TX					58,370
Leslie Rd. at Bandera Rd., Helotes					74,052
Bissonnet at Wilcrest, Houston					40,946
Citadel Plaza at 610 North Loop, Houston					137,214
East Orem, Houston					121,968
Kirkwood at Dashwood Drive, Houston					321,908
Mesa Road at Tidwell, Houston					105,501
Northwest Freeway at Gessner, Houston					117,612
West Little York at Interstate 45, Houston					161,172
Nolana Ave. and 29th St., McAllen					163,350
Shary Rd. at North Hwy. 83, Mission					1,560,319
9th Ave. at 25th St., Port Arthur					243,065

Weingarten Realty Investors
Property Listing
As of December 31, 2013

Center	CBSA	Owned %	Foot Notes	Owned GLA	Total GLA	Average Base Rent (ABR)	Occupancy %	Grocer Anchor	Other Anchors ( ) indicates owned by others
Gattis School Rd at A.W. Grimes Blvd, Round Rock					57,499
FM 1957 (Potranco Road) and FM 211, San Antonio					8,655,372
SH 151 and Ingram Rd, San Antonio					252,692
US Hwy. 281 at Wilderness Oaks, San Antonio					1,269,774
Highway 3 at Highway 1765, Texas City					200,812
FM 2920 and Highway 249, Tomball					459,776
Texas Total:					15,310,343
Total Unimproved Land					26,430,775

Center	Property Covered	Maximum Term Including Options	Note
Ground Lease Commitments
Village Arcade	Entire Center	09/30/2014	Ground Lessor exercised purchase option with the transaction expected to close in the second half of 2014
Village Arcade-Phase II	Entire Center	09/30/2014	Ground Lessor exercised purchase option with the transaction expected to close in the second half of 2014
Village Arcade-Phase III	Entire Center	09/30/2014	Ground Lessor exercised purchase option with the transaction expected to close in the second half of 2014
Braeswood Square	Entire Center	09/30/2026
Parliament Square II	Entire Center	12/31/2030
Crossroads	Entire Center	12/31/2033
Danville Plaza	Entire Center	11/30/2034
Blalock Market at I-10	Entire Center	03/31/2039	Ground Lessor has option to terminate the ground lease after 3/31/2014
Shoppes at Memorial Villages	Part of Center	05/31/2043
Highland Square	Entire Center	10/31/2044
Scottsdale Horizon	Entire Center	12/31/2050
Westwood Village	Entire Center	08/24/2054
Discovery Plaza	Entire Center	06/30/2055
Colonial Landing	Entire Center	08/31/2055
Six Forks Station	Entire Center	05/31/2059
Town and Country	Entire Center	06/30/2063
Phillips Crossing	Entire Center	03/31/2065
Camelback Village Square	Entire Center	12/31/2065
Pike Center	Entire Center	11/27/2086	Project subject to a ground lease with WRI option to purchase
River Point at Sheridan	Part of Center	06/30/2094

Other Topics of Interest

Weingarten Realty Investors
Ground Lease Summary
December 31, 2013
(in thousands, except number of leases and per share amounts)

Use Description	Number of Leases	WRI Share GLA	WRI Share ABR	WRI Share ABR $/SF

Home Improvement	2	220	$781	$3.55
Discount Department Store	10	767	3,597	4.69
Full-Service Restaurant	53	246	4,699	19.11
Fast Food	62	166	4,228	25.49
Bank	33	94	2,735	29.18
Supermarket	21	923	5,621	6.09
Pharmacy	7	118	1,038	8.77
Theater	1	56	377	6.74
Gas Station	8	17	910	54.04
Other Hardline Retailers	3	82	435	5.34
Other	19	162	1,773	10.95
Total	219	2,850	$26,193	$9.19